UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
WATFORD HOLDINGS LTD.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

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Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda
April 13, 2020
Dear Shareholder:
We cordially invite you to attend Watford Holdings Ltd.’s 2020 Annual General Meeting of Shareholders (the “Annual General Meeting”). The Annual General Meeting will be held on June 12, 2020 at 1:00 p.m., Atlantic Standard Time, at 100 Pitts Bay Road, 1st Floor, Hamilton HM 08, Bermuda.

Details regarding admission to the Annual General Meeting and the business to be conducted at the Annual General Meeting are described in the accompanying Notice of 2020 Annual General Meeting of Shareholders and Proxy Statement.

Your vote is important. At the Annual General Meeting, shareholders will vote on a number of important matters. Please take the time to carefully read each of the proposals described in the accompanying Proxy Statement.

Thank you for your support of Watford Holdings Ltd.

Sincerely,

Walter Harris
Chairman of the Board

Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda

NOTICE OF 2020 ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 12, 2020
To Our Shareholders:

The 2020 Annual General Meeting of Shareholders (the “Annual General Meeting”) of Watford Holdings Ltd. (“Watford” or the “Company”) will be held at 1:00 p.m., Atlantic Standard Time, on June 12, 2020, at 100 Pitts Bay Road, 1st Floor, Hamilton HM 08, Bermuda, and at any adjournments or postponements thereof. The Annual General Meeting is called for the following purposes:

1.
To elect three Class II directors to the Company’s board of directors (the “Board of Directors”) to serve for a term expiring in 2023, or until each such director’s successor has been duly elected and qualified, or such director’s earlier removal, death, disability, disqualification or resignation;

2.
To elect certain individuals as Designated Subsidiary Directors (as defined herein) of Watford Re Ltd., a wholly-owned subsidiary of the Company, as required by the Company’s bye-laws (the “Bye-laws”); and

3.
To appoint PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company’s independent auditor to serve from the conclusion of the Annual General Meeting until the conclusion of the annual general meeting to be held in 2021, and to authorize the Board of Directors, acting by the Company’s audit committee, to determine the independent auditor’s remuneration.

In addition, we will consider any other business as may properly come before the Annual General Meeting and any adjournments or postponements thereof.

Our audited financial statements as of, and for the year ended, December 31, 2019, as approved by the Board of Directors, will be presented at the Annual General Meeting, pursuant to the provisions of the Companies Act 1981 of Bermuda, as amended, and the Bye-laws.

You are entitled to vote at the Annual General Meeting and at any adjournments or postponements thereof if you were a shareholder of record at the close of business on April 13, 2020 (the “Record Date”).

While shareholders at the Record Date are ordinarily entitled to attend the Annual General Meeting in person, in light of the rapidly changing COVID-19 pandemic, attendance in person may be discouraged or prohibited by government regulations or action and general advice. Your vote is very important as the meeting is being convened to comply with legal requirements and will be considering both routine and non-routine matters. Please vote by submitting your voting instructions by telephone or the Internet, or by completing, signing and returning your proxy card by mail if you received a proxy card by mail, as described in our Proxy Materials to ensure that your shares are represented at the Annual General Meeting. In particular, we encourage you to take advantage of our telephone or Internet voting options. Please note that submitting a proxy using either of these methods or by mail will not prevent you from attending the Annual General Meeting and voting in person, although for the reasons stated above, attendance in person may be discouraged or prohibited by government regulations or action and/or general advice.

This year, we will rely on the U.S. Securities and Exchange Commission’s (the “SEC”) “notice and access” rules that will permit us to electronically deliver proxy materials to some or all of our shareholders. These rules allow us to provide our shareholders with the information they need, while lowering our printing and mailing costs, reducing the impact on the environment and more efficiently complying with our obligations under the federal securities laws. On or about April 14, 2020, we mailed a Notice of Internet Availability of Proxy Materials to our shareholders containing instructions on how to access our Proxy Statement and the 2019 Annual Report to Shareholders (the “Annual Report”) and vote online or how to request a paper copy of the Proxy Statement and Annual Report, if desired. Shareholders who receive that notice will not receive a Proxy Card by mail unless they request one by following the instructions contained in the notice received, or below in the accompanying Proxy Statement.
Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting to be held on June 12, 2020: Watford Holdings Ltd.’s Proxy Statement and 2019 Annual Report to Shareholders are available at: https://investors.watfordre.com/

The Proxy Statement and the accompanying Proxy Card and Notice of 2020 Annual General Meeting of Shareholders were filed with the SEC on April 13, 2020 and a Notice of Internet Availability of Proxy Materials was first mailed on or about April 14, 2020 to shareholders of record on the Record Date.

By Order of the Board of Directors,

Shane Reynolds
For and on behalf of Conyers Corporate Services (Bermuda) Limited Secretary

TABLE OF CONTENTS

PROXY STATEMENT		1
EXPLANATORY NOTES		1
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL GENERAL MEETING		2
Question:	Why am I receiving these materials?	2
Question:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?	2
Question:	How do I get electronic access to the proxy materials?	2
Question:	What proposals will be voted on at the Annual General Meeting?	2
Question:	What is the Board of Directors’ voting recommendation?	3
Question:	Who is entitled to vote at the Annual General Meeting?	3
Question:	Will I be entitled to vote all of my shares at the Annual General Meeting?	4
Question:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?	4
Question:	How can I vote my shares in person at the Annual General Meeting?	5
Question:	What must I do if I want to attend the Annual General Meeting in person?	5
Question:	How can I vote my shares without attending the Annual General Meeting?	6
Question:	What is the quorum requirement for the Annual General Meeting?	6
Question:	What happens if I do not give specific voting instructions?	6
Question:	Which proposals are considered “routine” or “non-routine”?	7
Question:	What is the voting requirement to approve each of the proposals?	7
Question:	What does it mean if I receive more than one proxy or voting instruction card to the Annual General Meeting?	8
Question:	Who will count the votes?	8
Question:	Can I revoke my proxy or change my vote?	8
Question:	Who will bear the cost of soliciting votes for the Annual General Meeting?	8
Question:	Is my vote confidential?	9
Question:	How can I obtain a copy of Watford Holdings Ltd.’s 2019 Annual Report to Shareholders?	9
Question:	Where can I find the voting results of the Annual General Meeting?	9
BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE		10
Board of Directors		10
Executive Officers		10
Board Structure		12
Director Appointments		12
Continuing Directors		13
Information Regarding the Nominees for Election to the Board of Directors		15
Director Independence		16
Family Relationships		17
Board of Directors’ Meetings and Attendance		17
Board Leadership Structure		17
Committees of the Board of Directors		18

i

Committee Charters	20
Risk Management and Oversight	20
Governance, Risk Management and Internal Controls Framework	21
Code of Business Conduct	21
Director Compensation	22
Director Nominating Process and Diversity	22
Candidates Nominated by Shareholders and Other Shareholder Proposals	23
Communications with the Board of Directors	24
Executive Sessions	24
Outside Advisors	24
Attendance at Annual General Meeting	24
Compensation Committee Interlocks and Insider Participation	25
Delinquent Section 16(a)	25
Report of the Audit Committee	25
Fees Paid to PricewaterhouseCoopers Ltd.	26
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm Appointed as our Independent Auditor	27
EXECUTIVE COMPENSATION	28
Compensation Policies and Practices and Risk Management	28
Summary Compensation Table	28
All Other Compensation 2019	29
2019 Grants of Plan Based Awards	29
Outstanding Equity Awards at 2019 Fiscal Year-End	30
Narrative to Summary Compensation Table	30
BENEFICIAL OWNERSHIP OF THE COMPANY’S SHARES	36
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	38
Policies and Procedures for Related Person Transactions	38
Related Person Transactions	38
WATFORD RE LTD. – DESIGNATED SUBSIDIARY DIRECTORS	57
PROPOSALS TO BE VOTED ON BY WATFORD HOLDINGS LTD. SHAREHOLDERS AT THE MEETING	58
PROPOSAL NO. 1	58
PROPOSAL NO. 2	59
PROPOSAL NO. 3	60
HOUSEHOLDING OF PROXY MATERIALS	61
OTHER MATTERS	61
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS	61
PROXY – WATFORD HOLDINGS LTD.	62

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Waterloo House, 1st Floor
100 Pitts Bay Road
Pembroke HM 08, Bermuda

PROXY STATEMENT

The board of directors (the “Board of Directors” or “Board”) of Watford Holdings Ltd. (“Watford,” the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at the 2020 Annual General Meeting of Shareholders (the “Annual General Meeting”) to be held on June 12, 2020, at 1:00 p.m., Atlantic Standard Time, and at any adjournments or postponements thereof. The Annual General Meeting will be held at 100 Pitts Bay Road, 1st Floor, Hamilton HM 08 Bermuda. A Notice of Internet Availability of Proxy Materials (a “Notice”), or this Proxy Statement and the accompanying Proxy Cards, Notice of 2020 Annual General Meeting of Shareholders and the 2019 Annual Report to Shareholders (the “Annual Report”), were first mailed on or about April 14, 2020 to shareholders of record as of April 13, 2020 (the “Record Date”).

EXPLANATORY NOTES

Unless the context otherwise indicates or requires, references in this Proxy Statement to “Watford,” “we,” “us,” “our” and the “Company” refer to Watford Holdings Ltd. and its wholly-owned subsidiaries, including Watford Re Ltd. (“Watford Re”), Watford Insurance Company Europe Limited (“WICE”), Watford Specialty Insurance Company (“WSIC”), Watford Insurance Company (“WIC”), Watford Holdings U.S. Inc. (“Watford Holdings U.S.”) and Watford Holdings (UK) Limited, as a combined entity, except where otherwise stated or where it is clear that the terms mean only Watford Holdings Ltd. exclusive of its subsidiaries.

Unless the context otherwise indicates or requires, references in this Proxy Statement to “Arch” refer to any one or more of the following direct or indirect subsidiaries of Arch Capital Group Ltd. (“ACGL”), as applicable in the context in which such term appears: (i) Arch Capital Services Inc.; (ii) Arch Insurance Group Inc.; (iii) Arch Investment Management Ltd.; (iv) Arch Reinsurance Company; (v) Arch Reinsurance Europe Underwriting Designated Activity Company (formerly known as Arch Reinsurance Europe Underwriting Limited); (vi) Arch Reinsurance Ltd. (“ARL”); (vii) Arch Underwriters Inc.; and (viii) Arch Underwriters Ltd.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND THE ANNUAL GENERAL MEETING

Question:	Why am I receiving these materials?

Answer:
We are providing these proxy materials to you in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual General Meeting, including at any adjournments or postponements thereof. Because you were a Watford Holdings Ltd. shareholder as of the close of business on the Record Date, the Board of Directors has made this Proxy Statement and Proxy Card available to you on the Internet, in addition to delivering printed versions of this Proxy Statement and Proxy Card to certain shareholders by mail. This Proxy Statement provides notice of the Annual General Meeting and describes the three proposals presented for shareholder action at the Annual General Meeting and includes information required to be disclosed to shareholders.

Question:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a printed set of proxy materials?

Answer:
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are permitted to furnish our proxy materials over the Internet to our shareholders by delivering a Notice in the mail. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review the Proxy Statement and Annual Report over the Internet at https://investors.watfordre.com/. The Notice also instructs you on how you may submit your proxy or proxies over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials contained in the Notice.

Shareholders who receive a printed set of proxy materials will not receive the Notice, but may still access our proxy materials and submit their proxies over the Internet at https://investors.watfordre.com/.

Question:	How do I get electronic access to the proxy materials?

Answer:
If you are a shareholder of record, you may elect to receive future annual reports or proxy statements electronically by visiting www.proxyvote.com and signing up or, while voting via the Internet, click the box to give your consent. If you hold your shares in street name, you should contact your broker, bank or other nominee for information regarding electronic delivery of proxy materials.

An election to receive proxy materials electronically will remain in effect for all future annual general meetings unless revoked. Shareholders requesting electronic delivery may incur costs, such as telephone and Internet access charges, that must be borne by the shareholder.

Question:	What proposals will be voted on at the Annual General Meeting?

Answer:    There are three proposals scheduled to be voted on at the Annual General Meeting:

•
Proposal No. 1: To elect three Class II directors to the Board of Directors to serve for a term expiring in 2023, or until each such director’s successor has been duly elected and qualified, or such director’s earlier removal, death, disability, disqualification or resignation.

•
Proposal No. 2: To elect certain individuals as Designated Subsidiary Directors (as defined in “Watford Re Ltd. – Designated Subsidiary Directors”) of Watford Re Ltd., a wholly-owned subsidiary of the Company, as required by the Company’s bye-laws (the “Bye-laws”); and

•
Proposal No. 3: To appoint PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company’s independent auditor to serve from the conclusion of the Annual General Meeting until the conclusion of the annual general meeting to be held in 2021, and to authorize the Board of Directors, acting through the Company’s audit committee, to determine the independent auditor’s remuneration.

Question:	What is the Board of Directors’ voting recommendation?

Answer:    The Board of Directors recommends that at the Annual General Meeting:

•	the Company’s common shareholders vote “FOR” the election of each of the nominees to the Board of Directors;

•	the Company’s common shareholders vote “FOR” the election of the Designated Company Directors; and

•
the Company’s common shareholders vote “FOR” the appointment of PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company’s independent auditor to serve from the conclusion of the Annual General Meeting until the conclusion of the annual general meeting to be held in 2021, and the authorization of the Board of Directors, acting by the Company’s audit committee, to determine the independent auditor’s remuneration.

Question:    Who is entitled to vote at the Annual General Meeting?

Answer:
All shares owned by you as of the Record Date, which is the close of business on April 13, 2020, may be voted by you, subject to certain restrictions on “controlled shares” described under the heading, “Will I be entitled to vote all of my shares at the Annual General Meeting?” below. You may cast one vote per common share that you held on the Record Date at the Annual General Meeting. These shares include shares that are:

•	held directly in your name as the shareholder of record; and

•	held for you as the beneficial owner through a broker, bank or other nominee.

Holders of warrants are not entitled to vote at the Annual General Meeting unless those warrants have been exercised and converted into shares as of the Record Date.

On the Record Date, Watford Holdings Ltd. had approximately 19,786,021 common shares outstanding.

Question:    Will I be entitled to vote all of my shares at the Annual General Meeting?

Answer:
If your shares are treated as “controlled shares” of any person (which generally includes shares owned directly or indirectly by such person and, in the case of a person treated as a United States person for U.S. federal income tax purposes, shares attributed to such United States under section 958 of the Internal Revenue Code of 1986, as amended (the “Code”)) and the controlled shares of such person constitute 9.9% or more of the votes conferred by our issued shares, the voting rights related to the controlled shares of such person will be limited, in the aggregate, to a voting power of less than 9.9%, under a formula specified in the Bye-laws.  The formula is applied repeatedly until the voting power of all 9.9% shareholders has been reduced to less than 9.9%.  In addition, the Board of Directors may limit a shareholder’s voting rights when it deems it appropriate to do so to: (i) avoid the existence of any 9.9% shareholder; and (ii) avoid certain material adverse tax, legal or regulatory consequences to us, any of our subsidiaries or any direct or indirect shareholder or its affiliates.  The amount of any reduction of votes that occurs by operation of the above limitations will generally be reallocated proportionately among our other shareholders whose shares were not “controlled shares” of the 9.9% shareholder so long as such reallocation does not cause any person to become a 9.9% shareholder.  The applicability of the voting power reduction provisions to any particular shareholder depends on facts and circumstances that may be known only to the shareholder or related persons.  Accordingly, we request that any holder of shares with reason to believe that they are a 9.9% shareholder contact us promptly so that we may determine whether the voting power of such holder’s shares should be reduced.  By submitting a proxy, a holder of shares will be deemed to have confirmed that, to their knowledge, they are not, and are not acting on behalf of, a 9.9% shareholder.  The Board of Directors of the Company is empowered to require any shareholder to provide information as to that shareholder’s beneficial ownership of shares, the names of persons having beneficial ownership of the shareholder’s shares, relationships with other shareholders or any other facts the Board of Directors may consider relevant to the determination of the number of shares attributable to any person.  The Board of Directors may disregard the votes attached to shares of any holder who fails to respond to such a request or who, in their judgment, submits incomplete or inaccurate information.  The Board of Directors retains certain discretion to make such final adjustments that they consider fair and reasonable in all the circumstances as to the aggregate number of votes attaching to the shares of any shareholder to ensure that no person shall be a 9.9% shareholder at any time.

Question:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Answer:
Many of our shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

Shareholder of Record: If your shares are registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company LLC (“AST”), you

are considered, with respect to those shares, the shareholder of record, and these proxy materials are being made available to you by the Company. As the shareholder of record, you have the right to grant your voting proxy directly to certain officers of Watford Holdings Ltd. or to vote at the Annual General Meeting. However, although you would ordinarily be entitled to attend the Annual General Meeting and vote in person, in light of the rapidly changing COVID-19 pandemic, attendance in person may be discouraged or prohibited by government regulations or action and general advice. You may vote on the Internet or by telephone, or by mail if you received a Proxy Card by mail, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”.

Beneficial Owner: If your shares are held in an account at a broker, bank or other nominee, like many of our shareholders, you are considered the beneficial owner of shares held in street name, and these proxy materials were forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares, and you are also invited to attend the Annual General Meeting, although, in light of the rapidly changing COVID-19 pandemic, attendance in person may be discouraged or prohibited by government regulations or action and general advice.

Since a beneficial owner is not the shareholder of record, you may not vote your shares in person at the Annual General Meeting unless you obtain a “legal proxy” from the broker, bank, or other nominee that is the shareholder of record of your shares giving you the right to vote the shares at the Annual General Meeting. If you do not wish to vote in person or you will not be attending the Annual General Meeting, you may vote by proxy. This is done by proxy by completing, signing and returning the proxy card or over the Internet or by telephone, as described below under the heading “How can I vote my shares without attending the Annual General Meeting?”. In light of the rapidly changing COVID-19 pandemic, we encourage you to vote by proxy as attendance in person may be discouraged or prohibited by government regulations or action and general advice.

Question:    How can I vote my shares in person at the Annual General Meeting?

Answer:
Shareholder of Record: Shares held directly in your name as the shareholder of record may be voted in person at the Annual General Meeting. If you choose to vote your shares in person at the Annual General Meeting, please bring proof of identification, such as a driver’s license or passport. Even if you plan to attend the Annual General Meeting, the Company recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual General Meeting.

Beneficial Owner: Shares held in street name may be voted in person by you only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares.

Question:    What must I do if I want to attend the Annual General Meeting in person?

Answer:
Attendance at the Annual General Meeting is limited to individuals who were shareholders as of the Record Date and admission will be on a first-come, first-served basis. Registration and seating will begin at 12:45 p.m., Atlantic Standard Time, on the date of the Annual General Meeting. Each shareholder will be asked to present proof of identification, such as a driver’s license or passport, prior to admission to the Annual General Meeting. Beneficial owners of shares held in street name will need to bring proof of share ownership as of the

Record Date, such as a bank or brokerage firm account statement or a letter from the intermediary holding your shares.

The use of cameras, recording devices, computers and other personal electronic devices will not be permitted at the Annual General Meeting.

Question:    How can I vote my shares without attending the Annual General Meeting?

Answer:
Whether you hold your shares directly as the shareholder of record or beneficially own your shares in street name, you may direct your vote without attending the Annual General Meeting in person by voting in one of the following manners:

•
Internet: Go to the website listed on your applicable proxy card or voting instruction card and follow the instructions there. You will need the control number included on your proxy card or voting instruction form;

•	Telephone: Dial the number listed on your applicable proxy card or your voting instruction form. You will need the control number included on your proxy card or voting instruction form; or

•	Mail: Complete and sign your applicable proxy card or voting instruction card and mail it using the enclosed, prepaid envelope.

If you vote on the Internet or by telephone, you do not need to return your proxy card or voting instruction card. Internet and telephone voting for shareholders will be available 24 hours a day, and will close at 5:00 p.m., Atlantic Standard Time, on June 11, 2020.

Question:    What is the quorum requirement for the Annual General Meeting?

Answer:
A quorum is necessary to hold a valid annual general meeting. At the Annual General Meeting, two or more persons present at the start of the meeting and representing in person or by proxy in excess of 50% of the total voting rights of all issued and outstanding shares in the Company shall form a quorum for the transaction of business; provided, however, that no shareholder may participate in any general meeting during which that shareholder (or, if any shareholder is an entity, its representative) is physically present in the United States. Abstentions and broker non-votes are counted as present for determining whether a quorum exists. A broker non-vote occurs when an intermediary holding shares for a beneficial owner does not vote on a particular proposal because the intermediary does not have discretionary voting power for that particular proposal and has not received instructions from the beneficial owner.

Question:    What happens if I do not give specific voting instructions?

Answer:
Shareholder of Record: If you are a shareholder of record and you submit a signed proxy card or submit your proxy by telephone or the Internet but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendation of the Board of Directors on all matters presented in this Proxy Statement. With respect to any other matters properly presented for a vote at the Annual General Meeting, the proxy holders will vote your shares in accordance with their best judgment.

Beneficial Owner: If you are a beneficial owner of shares held in street name and do not provide the broker, bank or other nominee that holds your shares with specific voting instructions, under the rules of The Nasdaq Stock Market LLC, the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters such as the election of directors. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Therefore, we urge you to give voting instructions to your broker. Shares represented by such broker non-votes will be counted in determining whether there is a quorum for the Annual General Meeting. Because broker non-votes are not considered entitled to vote, they will have no effect on the outcome other than reducing the number of shares present in person or by proxy and entitled to vote from which a majority is calculated.

Question:    Which proposals are considered “routine” or “non-routine”?

Answer:
The appointment of PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company’s independent auditor to serve from the conclusion of the Annual General Meeting until the conclusion of the annual general meeting to be held in 2021, and the authorization of the Board of Directors, acting by the Company’s audit committee, to determine the independent auditor’s remuneration (Proposal No. 3) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with this proposal.

The election of directors to the Board of Directors and the election of the Designated Subsidiary Directors (Proposals Nos. 1 and 2) are matters considered non-routine under applicable rules. A broker, bank or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on these proposals.

Question:    What is the voting requirement to approve each of the proposals?

Answer:	The voting requirement to approve each of the proposals is summarized below.

•
Proposal No. 1: Each director will be elected by a plurality of the votes cast in the election of directors at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the three nominees who receive the largest number of “for” votes cast will be elected as directors.

•	Proposal No. 2: The affirmative vote of a majority of the votes cast will be required for approval of Proposal No. 2.

•	Proposal No. 3: The affirmative vote of a majority of the votes cast will be required for approval of Proposal No. 3.

Abstentions and broker non-votes will have no effect on Proposal No. 1.

In accordance with Bermuda law, only votes cast “for” a matter constitute affirmative votes. A properly executed proxy marked “abstain” with respect to Proposal Nos. 2 and 3 will not be voted, although it will be counted for purposes of determining whether there is a quorum. Since abstentions will not be votes cast “for” Proposals Nos. 2 and 3, they will have the same effect as negative votes or votes against that matter. Broker non-votes (if any) will have no effect on these proposals.

Question:	What does it mean if I receive more than one proxy or voting instruction card to the Annual General Meeting?

Answer:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Question:    Who will count the votes?

Answer:	A representative of AST, the Company’s transfer agent, will tabulate the votes and act as the inspector of election.

Question:    Can I revoke my proxy or change my vote?

Answer:	Yes. You may revoke your proxy or change your voting instructions at any time prior to the vote at the Annual General Meeting by:

•	providing written notice to the Secretary of the Company;

•	delivering a valid, later-dated proxy or a later-dated vote on the Internet or by telephone; or

•	attending the Annual General Meeting and voting in person (subject to any COVID-19 travel restrictions).

Please note that your attendance at the Annual General Meeting in person will not cause your previously granted proxy to be revoked unless you specifically so request. Shares held in street name may be voted in person by you at the Annual General Meeting only if you obtain a signed proxy from the shareholder of record giving you the right to vote the shares.

Question:    Who will bear the cost of soliciting votes for the Annual General Meeting?

Answer:
Watford Holdings Ltd. will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic and facsimile transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. In addition, the Company will reimburse its transfer agent, brokerage firms and other persons representing beneficial owners of Watford Holdings Ltd.’s common shares for their expenses in forwarding solicitation material to such beneficial owners, and the estimated cost is $3,500 related to such reimbursement of expenses. The Company has retained D.F. King & Co., Inc. to assist in the solicitation of proxies for a fee of approximately $9,000 plus reasonable expenses.

Question:    Is my vote confidential?

Answer:
Yes. The Company encourages shareholder participation in corporate governance by ensuring the confidentiality of shareholder votes. The Company has designated AST, the Company’s transfer agent, to receive and tabulate shareholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed to the Company or any of its officers or employees except: (i) where disclosure is required by applicable law; (ii) where disclosure of your vote is expressly requested by you; or (iii) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to the Company from time to time and publicly announced at the Annual General Meeting.

Question:	How can I obtain a copy of Watford Holdings Ltd.’s 2019 Annual Report to Shareholders?

Answer:	The Annual Report accompanies this Proxy Statement.

Question:    Where can I find the voting results of the Annual General Meeting?

Answer:
Watford Holdings Ltd. will announce preliminary voting results at the Annual General Meeting and publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Annual General Meeting.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

The Company’s business and affairs are managed under the direction of the Board of Directors, which is the Company’s ultimate decision-making body, except with respect to those matters reserved for the Company’s shareholders. The Board of Directors’ mission is to maximize long-term shareholder value. The Board of Directors establishes the Company’s overall corporate policies, evaluates the Company’s Chief Executive Officer and senior leadership team and acts as an advisor and counselor to the Company’s senior management. The Board of Directors also oversees the Company’s business strategy and planning, as well as the performance of management in executing the Company’s business strategy, assessing and managing risks and managing the Company’s day-to-day operations.

Executive Officers

Our executive officers are appointed by and serve at the discretion of the Board of Directors. The biographical information for our executive officers is provided below. The ages of our executive officers are as of December 31, 2019.

John Rathgeber previously served as our Chief Executive Officer until his retirement on March 31, 2020. Mr. Rathgeber continues to serve as a director (see "-Continuing Directors-Class I Directors" below). Following Mr. Rathgeber's retirement, Jonathan D. Levy, our President, became our Chief Executive Officer on April 1, 2020.

Jonathan D. Levy, 44. Mr. Levy has served as our Chief Executive Officer since April 1, 2020 and as our President since February 2018. In addition, from March 2014 to January 2020, he served as our Chief Risk Officer. Mr. Levy's appointment as our Chief Executive Officer is subject to the approval of the Bermuda Department of Immigration. Mr. Levy has over 20 years of insurance experience, most recently with Endurance Specialty Holdings Ltd., where he worked from July 2008 to March 2014, most recently serving as Senior Vice President and Chief Pricing Actuary of Global Insurance. His prior roles within Endurance include Chief Pricing Actuary of Bermuda Insurance, after joining Endurance in 2008 as its Corporate Actuary. Prior to Endurance, Mr. Levy was a Senior Consultant at Tillinghast (now Towers Watson) in Philadelphia where he provided consulting services for domestic and international insurers and reinsurers, as well as asbestos and pollution liability analyses for corporate and insurance clients. Prior to Tillinghast, Mr. Levy spent five years with ACE INA in Philadelphia, including three years in its run-off claims division, Brandywine Holdings. Mr. Levy holds an A.B. from Lafayette College. He is also a Fellow of the Casualty Actuarial Society and a member of the American Academy of Actuaries.

In addition, we expect that the Board of Directors will appoint Mr. Levy as a Class III director to fill an existing vacancy on the Board. See "-Continuing Directors-Class III Directors" below.

Robert L. Hawley, 50. Mr. Hawley has served as our Chief Financial Officer since July 2015. Mr. Hawley has over 20 years of professional experience in public accounting and reinsurance. Prior to joining our company, he held the position of Vice President, Corporate Treasury Manager at XL Group Ltd. from January 2010 to July 2014. At XL Group Ltd., he was responsible for capital and collateral management, including debt capital market and credit facility transactions. From 2006 to 2009, Mr. Hawley worked at RenaissanceRe Holdings Ltd., Bermuda, as the Assistant Treasurer where his role included treasury, rating agency and investor relations management. From 2002 to 2006, he worked as Assistant Vice President, Account Executive at Marsh & McLennan Companies Inc., Bermuda and was responsible for management of several

Fortune 500 captive insurance companies. Prior to that, Mr. Hawley was a Corporate Advisory Services Manager at KPMG LLP, London, Canada, from 1995 to 2002. Mr. Hawley is a Chartered Professional Accountant, Chartered Accountant and a member of the Chartered Professional Accountants of Ontario, Canada. Mr. Hawley received an Advanced Business Accounting Diploma from Fanshawe College, Ontario, Canada.

Laurence B. Richardson, II, 61. Mr. Richardson has served as our Chief Operating Officer since January 2017. From March 2012 to January 2017, he held the position of Senior Vice President-Capital Markets at Arch Capital Group Ltd., where he primarily focused on convergence transactions through which reinsurance risk is transferred to capital markets investors. In such capacity, Mr. Richardson was involved in the formation and launch of our company. Mr. Richardson was seconded to our company by Arch Capital Group Ltd. from July 1, 2016 to January 3, 2017. Prior to joining Arch Capital Group Ltd., Mr. Richardson held the position of Senior Vice President in the Ventures Group at RenaissanceRe, which develops and structures non-traditional reinsurance products, makes strategic investments and creates and manages RenaissanceRe’s joint ventures and other managed vehicles, including Top Layer Re, DaVinci Re, Timicuan Re, Starbound Re-I, Starbound Re-II and Channel Re. Mr. Richardson had joined RenaissanceRe in mid-2001. Prior to joining RenaissanceRe, Mr. Richardson was an investment banker with over 15 years of experience in the structured products and securitization arena, having been employed at a number of nationally recognized Wall Street firms, including the investment banks of E. F. Hutton & Co., Donaldson, Lufkin & Jenrette Securities Corporation, and Alex Brown & Sons, Incorporated and prior thereto was an attorney with the law firm Thacher, Proffitt & Wood LLP. Mr. Richardson graduated from the University of Virginia with both a B.S. degree from the McIntire School of Commerce and a J.D. degree from the School of Law.

Alexandre J.M. Scherer, 51. Alexandre Scherer is the head of our U.S. insurance operations and has served as the President and Chief Executive Officer of WSIC and WIC since September 2015 and August 2016, respectively. Mr. Scherer has over 26 years of experience in the insurance and reinsurance industry, including 11 years with AXA Insurance Company, a subsidiary of AXA S.A., of which he served eight years as President, Chief Executive Officer and director, as well as three years as Executive Vice President and Chief Operating Officer. Mr. Scherer also served as President and Chief Executive Officer, as well as Executive Vice President and Chief Operating Officer, of AXA Liabilities Managers, Inc., a subsidiary of AXA S.A. specializing in non-life insurance and reinsurance legacy business acquisition and management. Prior to that, he served as Vice President, Alternative Risk Transfer Underwriter, as well as Risk Manager, at AXA Reinsurance Company. Mr. Scherer also served as Second Vice President of Sorema North America and Underwriter and Head of Alternative Risk Transfer of Sorema SA. Mr. Scherer holds a degree of Diplome d’Ingenieur from École Centrale Paris in France. He is a Qualified Actuary from the French Actuaries Institute (France) and a Member of the American Academy of Actuaries.

Elizabeth Cunningham, 37. Ms. Cunningham has served as our Chief Risk Officer since January 2020. Following Mr. Rathgeber's retirement and Mr. Levy's appointment as our Chief Executive Officer, we determined on March 31, 2020 that Ms. Cunningham was an executive officer of our Company within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Ms. Cunningham has over 15 years of experience in the insurance and reinsurance industry, with a focus on risk management. From 2016 to 2019, she served as the Chief Risk Officer for Nautilus Indemnity Holdings Ltd. and its subsidiaries. Prior to joining Nautilus, Ms. Cunningham was a partner at Deloitte Ltd. and led the Actuarial, Risk and Analytics practice across Bermuda and the Caribbean region. At Deloitte, Ms. Cunningham provided actuarial, risk and consulting services to insurance and reinsurance clients writing property, casualty and specialty coverages across the globe. From 2006 to 2009, Ms. Cunningham worked as a Financial Risk Manager in the Insurance & Investments division of Scottish Widows, part of Lloyds Banking Group in the United Kingdom. She started her career in 2003 as an actuarial consultant with

PricewaterhouseCoopers Ltd. Ms. Cunningham holds a Bachelor of Science (Honours) in Actuarial Mathematics and Statistics from Heriot Watt University and an MBA from Edinburgh Business School. She is a Fellow of the Institute and Faculty of Actuaries (U.K.) and a Chartered Enterprise Risk Actuary.

Board Structure

The Bye-laws provide that the Board of Directors shall consist of not less than three directors and not more than 15 directors, with the exact number of directors to be determined from time to time by the Board. The Board currently has eight directors. The Board of Directors is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. Three directors (the Class II directors) will be elected at the Annual General Meeting. Each Class II director elected at the Annual General Meeting will serve for a term expiring in 2023, or until each such director’s successor has been duly elected and qualified, or such director’s earlier removal, death, disability, disqualification or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. In particular, we expect that the Board of Directors will appoint Jonathan D. Levy, our Chief Executive Officer, as a Class III director to fill an existing vacancy on the Board, which will result in the Board increasing from eight to nine directors and each of the three classes of directors having three directors. See "-Continuing Directors-Class III Directors" below.

Director Appointments

Watford Holdings Ltd. was incorporated in July 2013. In connection with the Common Share Private Placement (as defined herein), ARL, which is an affiliate of ACGL, purchased $100,000,000 of common shares to partially capitalize Watford Holdings Ltd.

Pursuant to the Common Shareholders Agreement of the Company, dated as of March 24, 2014, by and among the Company and the shareholders party thereto (the “Common Shareholders Agreement”) and the Bye-laws, Arch has the right to appoint two individuals to serve as directors on the Board of Directors until the earlier of the date that (i) the services agreement between Arch and Watford Re is terminated and (ii) the number of common shares that Arch owns is less than 75% of the number of common shares originally purchased by Arch in the Common Share Private Placement (as adjusted for stock splits, stock dividends or similar events). From and after such date, Arch will have the right to appoint one individual to serve as a director on the Board of Directors until the date that (A) if the services agreement between Arch and Watford Re is then in effect, the number of common shares that Arch owns is less than 50% of the number of common shares originally purchased by Arch in the Common Share Private Placement (as adjusted for stock splits, stock dividends or similar events) and (B) if the services agreement between Arch and Watford Re is not then in effect, the number of common shares that Arch owns either (x) is less than 50% of the number of common shares originally purchased by Arch (as adjusted for stock splits, stock dividends or similar events) or (y) comprises less than 5% of our outstanding common shares, at which time Arch’s rights to appoint a director to the Board of Directors shall terminate.

The Bye-laws also provide that for so long as Arch is entitled to appoint at least one director to the Board of Directors, the affirmative vote of at least one director appointed by Arch is required for the Board of Directors to take a variety of significant corporate actions. In addition, Arch is entitled to have at least one director appointed by Arch serve on each committee of the Board of Directors; provided, that the director appointed by Arch that serves on any committee of the Board of Directors that is subject to independence requirements for membership on such committee under the Exchange Act, or the rules and regulations of

The Nasdaq Stock Market LLC (the “Nasdaq Stock Market”) must be a person that satisfies such independence requirements.

Pursuant to the Bye-laws, Arch has appointed Nicolas Papadopoulo and Maamoun Rajeh to the Board of Directors.

Continuing Directors

The biographical information for the directors whose terms will continue after the Annual General Meeting and will expire at the annual general meeting to be held in 2021 (Class III directors) or the annual general meeting to be held in 2022 (Class I directors) are listed below. The ages of the continuing directors are as of December 31, 2019.

Class I Directors

Walter Harris, 68. Mr. Harris has served as our Chairman of the Board since March 2014. From October 2014 to July 2019, Mr. Harris was President and Chief Executive Officer of FOJP Service Corporation, a provider of insurance and risk management advisory services to major healthcare organizations, and President and Chief Executive Officer of Hospitals Insurance Company, Inc., a provider of medical professional liability insurance to physicians and hospitals, until FOJP Service Corporation and Hospitals Insurance Company were sold to The Doctors Company in July 2019. Since that date, Mr. Harris has been a Senior Advisor to the Chief Executive Officer of The Doctors Company. Before joining FOJP Service Corporation and Hospitals Insurance Company, Mr. Harris served as Senior Advisor and Vice Chairman Emeritus to Alliant Insurance Services, Inc., one of the largest insurance brokerage firms in the United States from December 2010 to May 2013. Prior to joining Alliant, he served as Chairman and Chief Executive Officer of T&H Group, one of the largest privately held insurance brokerage firms in the United States, from 1980 until its acquisition by Alliant in 2010. Mr. Harris has also served as an advisor to investors in insurance entities as well as special counsel to several major insurance coverage litigations. He is currently a director of Loews Corp. and chairman of its audit committee since 2004. Mr. Harris received a B.A. from Stanford University, a J.D. from the University of California, Berkeley and an LLM in Taxation from the N.Y.U. School of Law.

The Board of Directors has concluded that Mr. Harris should continue to serve as a director because he brings to the Board his extensive background in the insurance industry, substantial board experience and his broad strategic and operational leadership.

Maamoun Rajeh, 49. Mr. Rajeh has served as our director since March 2018. Since October 2017, Mr. Rajeh has served as the Chairman and Executive Officer of Arch Worldwide Reinsurance Group. Prior to October 2017, Mr. Rajeh served as President and Chief Executive Officer of Arch Reinsurance Ltd since July 2014. Prior to July 2014, Mr. Rajeh served as President and Chief Executive Officer of Arch Reinsurance Europe Underwriting Limited since August 2012. Prior to August 2012, he served as Chief Underwriting Officer of Arch Reinsurance Ltd. since November 2005, which he had joined as an underwriter in 2001. Prior to joining Arch Reinsurance Ltd., Mr. Rajeh served as an Assistant Vice President at HartRe, a subsidiary of The Hartford Financial Services Group, Inc. Mr. Rajeh graduated from The Wharton School of Business of the University of Pennsylvania with a B.S. degree. He is also a Chartered Property Casualty Underwriter.

The Board of Directors has concluded that Mr. Rajeh should continue to serve as a director because he brings to the Board his many years of executive-level reinsurance industry leadership and his deep reinsurance industry underwriting experience.

John Rathgeber, 65. Mr. Rathgeber has served as a director since January 2014. From January 2014 until his retirement on March 31, 2020, Mr. Rathgeber served as our Chief Executive Officer and now serves as a senior advisor to us. From October 2009 to January 2014, Mr. Rathgeber was Vice Chairman of the Arch Worldwide Reinsurance Group and Chairman of Arch Reinsurance Company. He served as President and Chief Executive Officer of Arch Reinsurance Company for eight years beginning with its formation in December 2001. Prior to joining Arch Reinsurance Company, Mr. Rathgeber was Executive Vice President of the Financial Solutions Business Unit of St. Paul Re, the reinsurance operation of the St. Paul Companies. From 1996 until 1998, he served as Senior Vice President in the Non-Traditional Underwriting Department of F&G Re Inc., the reinsurance operation of USF&G Corp., and from November 1992 until 1996, Mr. Rathgeber was Vice President of Non-Traditional reinsurance at F&G Re. Mr. Rathgeber started his career at Prudential Re, the reinsurance operation of The Prudential Insurance Company of America, in 1980 and worked there until 1992. During that time, he held various underwriting positions and was also a director in Prudential Re’s Actuarial Department. He is a former Chairman of the Reinsurance Association of America and currently serves on its board of directors. Mr. Rathgeber received a B.A. from Williams College. He is a Chartered Property and Casualty Underwriter, a Fellow of the Casualty Actuarial Society and a Member of the American Academy of Actuaries.

The Board of Directors has concluded that Mr. Rathgeber should continue to serve as a director because he brings to the Board his many decades of insurance and reinsurance industry executive-level leadership and underwriting experience, as well as his actuarial expertise.

Class III Directors

Deborah DeCotis, 67. Ms. DeCotis has served as our director since March 2017. Ms. DeCotis is a retired Morgan Stanley Managing Director. Currently she serves as a director on the Allianz Global Investors Capital LLC - Multi-Fund Board, as Chairwoman on the PIMCO Closed-End Funds Board, as Trustee of Smith College and as co-Chair of the Smith College's Investment Committee. Her prior professional experience also includes being a director and member of the Audit and Governance Committee for Armor Holdings, a manufacturer of military-grade safety equipment, and she served as Lead Director during the sale of Armor to BAE. Prior to Armor she was an Executive Vice-President for Sotheby Holdings, Inc. Outside of the professional realm she is a member of Circle Financial Group and the Council of Foreign Relations. She also recently ended her term as a trustee on the board of Stanford University, where she previously served on the Advisory Council of Stanford Business School and was trustee and Chair of the Stanford Business School Trust where she was a recipient of the John W. Gardner Volunteer Leadership Award. In addition, Ms. DeCotis recently completed her ten-year term as co-Chair of the Special Projects Committee at Memorial Sloane Kettering Hospital, having served on that Committee for 28 years. Ms. DeCotis holds a B.A. in Mathematics from Smith College and an M.B.A. from the Stanford Graduate School of Business, from which she graduated with distinction as a Miller Scholar.

The Board of Directors has concluded that Ms. DeCotis should continue to serve as a director because she brings to the Board her broad and deep senior-level experience in the financial services industry, as well as her service on the boards of several well-known registered investment funds

Nicolas Papadopoulo, 57. Mr. Papadopoulo has served as our director since March 2014. Since October 2017, Mr. Papadopoulo has served as Chief Executive Officer of Arch Insurance Group, an officer position of Arch Capital Group Ltd. Prior to October 2017, Mr. Papadopoulo served as the Chief Executive Officer of Arch Reinsurance Group, also an officer position of Arch Capital Group Ltd. Prior to July 2014, Mr. Papadopoulo served as President and Chief Executive Officer of Arch Reinsurance Ltd. since November

2005. Prior to November 2005, Mr. Papadopoulo served as Chief Underwriting Officer of Arch Reinsurance Ltd. from October 2004. Mr. Papadopoulo joined Arch Reinsurance Ltd. in December 2001 as Senior Global Property Underwriter. Prior to joining Arch Reinsurance Ltd., he held various positions at Sorema N.A. Reinsurance Group, a U.S. subsidiary of Groupama S.A., a Paris-based global insurance group, from 1990, including Executive Vice President and Chief Underwriting Officer beginning in 1997. Prior to 1990, Mr. Papadopoulo was an insurance examiner with the Ministry of Finance, Insurance Department, in France. Mr. Papadopoulo graduated from École Polytechnique in France in 1986 and École Nationale de la Statistique et de l’Administration Économique in France with the French equivalent of a Ph.D. in 1989. He is also a member of the International Actuarial Association and a fellow at the French Actuarial Society.

The Board of Directors has concluded that Mr. Papadopoulo should continue to serve as a director because he brings to the Board his many years of executive-level reinsurance industry leadership, his deep insurance and reinsurance industry underwriting experience and his actuarial expertise.

In addition, at its next regularly occurring meeting, which is currently scheduled in May 2020, we expect that the Board of Directors will appoint Jonathan D. Levy, our Chief Executive Officer, as a Class III director to fill an existing vacancy on the Board. Mr. Levy’s biographical information may be found under “-Executive Officers” above.

Information Regarding the Nominees for Election to the Board of Directors

In considering candidates for the Board of Directors, the Nominating and Corporate Governance Committee takes into consideration all factors deemed appropriate by the Nominating and Corporate Governance Committee, including whether candidates have the experience, qualifications, attributes or skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of our business and structure. The Nominating and Corporate Governance Committee seeks members from diverse professional backgrounds with experience in either or both of the insurance and investment industries who combine a broad spectrum of experience and expertise with a reputation for integrity. Individuals are considered for nomination to the Board based on their business and professional experience, judgment, diversity, age, skills and background. Directors are expected to make a significant time commitment to the Company.

Set forth below is biographical information concerning each nominee who is standing for election at the Annual General Meeting. Following the biographical information for each nominee is a description of such nominee’s specific experience, qualifications, attributes and skills that the Nominating and Corporate Governance Committee and the Board of Directors considered in determining whether to recommend the nominee for election to the Board of Directors. In addition to the information presented below, the Company believes that a board comprised of its nominees constitutes a board with a reputation for integrity, strong business acumen and the exercise of sound judgment; a board that is strong in its collective knowledge and leadership abilities; and a board that has a diversity of viewpoints and backgrounds. The ages of the nominees are as of December 31, 2019.

Garth Lorimer Turner, 53. Mr. Lorimer Turner has served as our director since March 2014. Mr. Lorimer Turner currently serves as Co-Founder and Director of Cohort Limited, a Bermuda company founded in July 2012 that provides corporate management and consultancy services to offshore companies and funds and acts as a Trading Member of the Bermuda Stock Exchange. From August 2001 to July 2012, Mr. Lorimer Turner served as Managing Director of Jupiter Asset Management (Bermuda) Limited, a wholly-owned subsidiary of Jupiter Fund Management Plc, a leading U.K. fund management group listed on the London Stock Exchange with products that range from unit trusts to investment companies and offshore funds. Mr.

Lorimer Turner received an LL.B. from the University of Southampton, England and Law Society Finals from the College of Law at Lancaster Gate in London. Mr. Lorimer Turner is a qualified lawyer in England & Wales and Hong Kong and a Bermuda qualified barrister and attorney.

The Board of Directors has concluded that Mr. Lorimer Turner should continue to serve as a director because he brings to the Board his extensive experience in the investment and broader financial services industries and his general financial and business acumen, all of which have provided him with significant expertise relevant to the Company’s business model which combines insurance and reinsurance underwriting with an investment strategy designed to complement the Company’s target business mix.

Elizabeth Gile, 64. Ms. Gile has served as our director since September 2017. Ms. Gile retired from Deutsche Bank AG in 2005, where she served as Managing Director and Global Head of the Loan Exposure Management Group. She spent the first 24 years of her career at J.P. Morgan, where she was responsible for High Grade Credit Markets trading, Credit Portfolio Management, Corporate Lending and Credit Research in North America. She is currently a member of the Board of Directors of KeyCorp, a bank holding company, Deutsche Bank Trust Company of the Americas, a subsidiary of Deutsche Bank AG, and of various funds managed by BlueMountain Capital, a diversified alternative asset manager. She is the head of the Risk Committee at both KeyCorp and Deutsche Bank Trust Company of the Americas. Ms. Gile holds a Bachelor of Arts in Government and History from Dartmouth College, where she graduated Phi Beta Kappa, Summa Cum Laude.

The Board of Directors has concluded that Ms. Gile should continue to serve as a director because she brings to the Board her broad and deep corporate credit lending, trading and research expertise gained through her many years of senior-level management experience in the financial services industry, as well as her service on the boards of several large banks for which she is also the head of the risk committee.

Thomas Miller, 63. Mr. Miller has served as our director since May 2017. Mr. Miller retired from PricewaterhouseCoopers Bermuda in 2016, having been with the firm since 1984, where he served a wide variety of financial services and specifically insurance and reinsurance company clients. He became a partner of Coopers & Lybrand in 1991 and was managing partner of the firm at the time of the merger with Price Waterhouse in 1998 and was joint managing partner of the merged PwC firm until 2003. Mr. Miller lives in Bermuda and has served on the boards of a number of Bermuda organizations including the Bermuda Government’s Audit Committee and The Bermuda Institute of Chartered Accountants. Mr. Miller obtained his professional designation as a Chartered Accountant in 1981. He received his Bachelor of Commerce from Queen’s University, Kingston Ontario, and holds the professional designation of FCPA.

The Board of Directors has concluded that Mr. Miller should continue to serve as a director because he brings to the Board his extensive experience and expertise in public accounting for public and private financial services companies, as well as his general business acumen.

Director Independence
The applicable listing standards of the Nasdaq Stock Market require that, subject to specified exceptions, a majority of a listed company’s board of directors and each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. In addition, the applicable listing standards of the Nasdaq Stock Market require that audit committee members satisfy independence criteria set forth in Rule 10A-3 promulgated under the Exchange Act and that the compensation committee members satisfy independence criteria set forth in Rule 5605(d) of the Nasdaq Stock Market rules. The applicable listing standards of the Nasdaq Stock Market further provide that a director will only qualify as an

“independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board of Directors has reviewed the independence of each director and affirmatively determined that Deborah DeCotis, Elizabeth Gile, Walter Harris, Garth Lorimer Turner and Thomas Miller are “independent” as defined in the applicable rules under the federal securities laws and the applicable listing standards of the Nasdaq Stock Market. In making this determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including beneficial ownership of our common shares. As a result, in accordance with applicable listing standards of the Nasdaq Stock Market, a majority of our directors are independent.

Additionally, each of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committees is currently comprised entirely of independent directors. See “Committees of the Board of Directors” for further information.

Family Relationships
There is no family relationship between any director or executive officer and any other director or executive officer or any person nominated to become a director or executive officer.

Board of Directors’ Meetings and Attendance
The Board held four meetings of the Board of Directors and thirty-two committee meetings during 2019. All directors attended at least 75% of the total of all the meetings of the Board of Directors and committee members attended not less than 75% of the total of all meetings of the committees on which they served during 2019.

Board Leadership Structure
The Board of Directors believes that its practice of having separate offices of Chairman of the Board and Chief Executive Officer, a majority of independent directors and Audit, Compensation and Nominating and Corporate Governance Committees composed exclusively of independent directors provides an optimal leadership structure for the Company at this time.

The Board has not adopted a policy regarding the separation of the position of Chairman of the Board from the Chief Executive Officer. The Board recognizes that there may be circumstances in the future that would lead it to combine the positions, but believes that the absence of a policy requiring either the separation or combination of the positions provides the Board with the flexibility to determine the leadership structure that is in the best interests of the Company and its shareholders at the time. At this time, the Board of Directors separates the roles of Chairman and the Chief Executive Officer.

In March 2014, the Board concluded that it was in the best interest of the shareholders to appoint Mr. Walter Harris to serve as Chairman, given his extensive background in the insurance industry, substantial board experience and broad strategic and operational leadership. Mr. Harris was appointed Chairman on March 14, 2014.

Through the Company’s overall governance structure, the Board of Directors believes it has effectively balanced the need for strategic leadership by the Chairman of the Board, Mr. Harris, and the Company’s Chief Executive Officer, Mr. Levy, and has created an effective and appropriate leadership structure that is conducive to the risk oversight process. The Board of Directors consists of a majority of independent directors. The independent directors review Mr. Levy's performance in his capacity as Chief Executive Officer and, prior to Mr. Rathgeber's retirement on March 31, 2020, the independent directors reviewed his performance in his capacity as our former Chief Executive Officer. In addition, the independence of the Company’s governance structure is strengthened because each of its Audit, Compensation and Nominating and Corporate Governance Committees is comprised exclusively of independent directors as of the date of this Proxy Statement. Each of the foregoing committees provide additional independent oversight of management.

The Board of Directors recognizes that, depending on the circumstances, other leadership structures might be appropriate and in the best interest of the Company. Accordingly, the Board of Directors intends to regularly review its governance structure and has the discretion to modify its leadership structure in the future if it deems it in the best interest of the Company to do so.

Board and Board Committee Performance Evaluations

Our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Investment Committee, Risk Committee, Strategy Committee and Underwriting Committee each conducted a self-evaluation of their performance in 2019.

The Board also conducted a self-assessment of its performance in 2019.

Committees of the Board of Directors
Assuming election of all nominees above, the following is a list of persons who will constitute the Company’s Board of Directors following the Annual General Meeting, including their expected committee assignments:

Name	Audit	Compensation	Investment	Nominating and Corporate Governance	Risk	Strategy	Underwriting
Deborah DeCotis	✓		✓	Chairwoman
Elizabeth Gile		✓	Chairwoman		✓
Walter Harris*	✓	Chairman	✓	✓		✓	✓
Garth Lorimer Turner	✓	✓			Chairman
Thomas Miller	Chairman			✓
Nicolas Papadopoulo			✓			✓
Maamoun Rajeh					✓	✓	Chairman
John Rathgeber			✓		✓	Chairman	✓

* Chairman of the Board

The Board of Directors has established and maintains seven standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Investment

Committee, the Risk Committee, the Strategy Committee and the Underwriting Committee. A description of each committee is set forth below.
Audit Committee
The Audit Committee consists of Thomas Miller (Chairperson), Walter Harris, Garth Lorimer Turner and Deborah DeCotis. The Board of Directors has determined that each of Mr. Miller, Mr. Harris, Mr. Lorimer Turner and Ms. DeCotis satisfy the criteria for “independence” under Rule 10A-3 promulgated under the Exchange Act and the applicable listing rules of the Nasdaq Stock Market, and are each able to read and understand fundamental financial statements. The Board of Directors has determined that Mr. Miller is an “audit committee financial expert,” as that term is defined in the rules of the SEC. The audit committee met eight times during the fiscal year ended December 31, 2019.
The Audit Committee, pursuant to its written charter, among other things, assists the Board of Directors in the oversight of: (i) the integrity of our financial statements; (ii) the effectiveness of the internal control over financial reporting; (iii) the independent auditor’s qualifications and independence; (iv) the performance of our internal audit function; (v) our compliance with legal and regulatory requirements; and (vi) the performance of our compliance function.
Compensation Committee
The Compensation Committee consists of Walter Harris (Chairperson), Garth Lorimer Turner and Elizabeth Gile. The Board of Directors has determined that each of Mr. Harris, Mr. Lorimer Turner and Ms. Gile satisfy the criteria for “independence” under Rule 10A-3 promulgated under the Exchange Act and the applicable listing rules of the Nasdaq Stock Market. The compensation committee met four times during the fiscal year ended December 31, 2019.
The Compensation Committee, pursuant to its written charter, among other things, assists the Board of Directors’ in its responsibility with respect to the oversight of setting the compensation of our executive officers. The Compensation Committee also, among other things, reviews and makes recommendations to the Board of Directors regarding the compensation of directors and performs such other duties and responsibilities as may be consistent with the provisions of its charter. The Compensation Committee may form and delegate authority to subcommittees when appropriate.
Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Deborah DeCotis (Chairperson), Walter Harris and Thomas Miller. The Board of Directors has determined that each of Ms. DeCotis, Mr. Harris and Mr. Miller satisfy the criteria for “independence” under Rule 10A-3 promulgated under the Exchange Act and the applicable listing rules of the Nasdaq Stock Market. The Nominating and Corporate Governance Committee met four times during the fiscal year ended December 31, 2019.

The Nominating and Corporate Governance Committee, pursuant to its written charter, among other things, is responsible for: (i) identifying individuals qualified to become members of the Board of Directors and recommending candidates for election to the Board of Directors; (ii) reviewing the composition of the Board of Directors and its committees; (iii) developing and recommending to the Board of Directors corporate governance guidelines that are applicable to us; and (iv) and leading the Board of Directors in its annual review of performance.
Investment Committee
The Investment Committee consists of Elizabeth Gile (Chairperson), Walter Harris, John Rathgeber, Deborah DeCotis and Nicolas Papadopoulo. Each member of the Investment Committee has knowledge or experience relating to corporate and other financial matters. The investment committee met four times during the fiscal year ended December 31, 2019.
The Investment Committee, pursuant to its written charter, among other things, oversees the Board of Directors’ responsibilities relating to our investing affairs and recommends to the Board of Directors financial policies, strategic investments and overall investment policy, including review of manager selection, benchmarks, risk components and investment performance.
Risk Committee
The Risk Committee consists of Garth Lorimer Turner (Chairperson), Maamoun Rajeh, John Rathgeber and Elizabeth Gile. Each member of the Risk Committee has knowledge or experience relating to investment risk, underwriting risk and operational risk. The risk committee met four times during the fiscal year ended December 31, 2019.
The Risk Committee, pursuant to its written charter, among other things, oversees the Board of Directors’ responsibilities related to overall risk appetite, risk tolerances, and risk policies.
Strategy Committee
The Strategy Committee consists of John Rathgeber (Chairperson), Walter Harris, Maamoun Rajeh and Nicolas Papadopoulo. The Strategy Committee met four times during the fiscal year ended December 31, 2019.
The Strategy Committee, pursuant to its written charter, manages our strategic direction within limits agreed, from time to time, with the Board of Directors. Subject to the foregoing, the Strategy Committee has primary authority for our strategy and operations, except for those matters reserved to the Board of Directors or committee thereof, from time to time.
Underwriting Committee
The Underwriting Committee consists of Maamoun Rajeh (Chairperson), Walter Harris and John Rathgeber. The Underwriting Committee met four times during the fiscal year ended December 31, 2019.

The Underwriting Committee, pursuant to its written charter, among other things, assists the Board of Directors in reviewing and evaluating our policies, guidelines, performance, risk management, and processes and procedures relating to our underwriting risks.

Committee Charters

Each of our committees has a separate written charter. Copies of the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are available on our website at https://investors.watfordre.com/corporate-governance/governance-overview and may also be obtained upon request without charge by writing to the Secretary at the Company’s principal office, currently at Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda.

Risk Management and Oversight

The Board of Directors oversees our risk management process, including the Company-wide approach to risk management carried out by our management. The Board of Directors determines the appropriate levels of risk for the Company generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While the Board of Directors maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk in certain specified areas. In particular, the Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers.

The Audit Committee plays a key role in the Board of Directors’ exercise of its risk oversight function. The Audit Committee is primarily responsible for overseeing matters involving the Company’s financial and operational risks, and the guidelines, policies and processes for managing such risks, including internal controls and transactions with related persons. The Audit Committee conducts its risk oversight in a variety of ways, including reviewing management’s assessment of the Company’s internal control over financial reporting, reviewing the results of regulatory examinations, and receiving quarterly reports on legal and regulatory matters. Additionally, the Company’s independent auditor regularly discusses risks and related mitigation measures that may arise during its regular reviews of the Company’s financial statements with the Audit Committee. To ensure candid and complete reporting, the Audit Committee regularly meets in separate executive sessions with management, the third party responsible for the Company’s internal audit function and the Company’s independent auditor.

The Risk Committee is responsible for overseeing the Company-wide risk appetite and enterprise risk management framework. Management regularly reports on the Company’s operational processes and controls that are designed to identify, mitigate and monitor the risks and exposures that could materially impact the Company.

The Nominating and Corporate Governance Committee is responsible for overseeing the management of risks associated with the independence of the Board of Directors. As of the date of this Proxy Statement, five of the eight directors of the Company qualify as independent, representing 62.5% of the total Board.

Governance, Risk Management and Internal Controls Framework

The Board of Directors has adopted a Governance, Risk Management and Internal Controls Framework, the purpose of which is to lay out a set of governance and risk management procedures and processes that allow for the systematic identification, assessment, monitoring and management of risks in support of the Company’s strategy. The Governance, Risk Management and Internal Controls Framework, among other things, (i) articulates the overall governance structure used by the Company to manage risks; (ii) documents the Company’s risk appetite, tolerances and limits for each relevant category, and (iii) provides a link between the overall strategy, the governance framework and the internal control environment.

Code of Business Conduct

The Board of Directors has adopted a Code of Business Conduct applicable to our employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of the Nasdaq Stock Market. Waivers of the Code of Business Conduct may be made only by the Director of Compliance. However, waivers of the Code of Business Conduct for our executive officers or directors may only be made by the Board of Directors. Any waiver of the Code of Business Conduct will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of the Nasdaq Stock Market. The Code of Business Conduct also prohibits our employees, directors and officers from engaging in the following activities with respect to Company securities: (i) short sales; (ii) purchases on margin; or (iii) buying or selling put options or call options; provided that purchases on margin or buying or selling put options or call options may be conducted with the prior approval of the Director of Compliance.
The Code of Business Conduct is available on our website at https://investors.watfordre.com/corporate-governance/governance-overview. We expect that any amendments to the Code of Business Conduct, or any waivers of its requirements, will be disclosed on our website.

Director Compensation
We pay an annual cash retainer of $90,000 to our independent directors (except Walter Harris) for their service as members of the Board of Directors and any committees thereof. We pay an annual cash retainer to Walter Harris of $125,000 for his service as Chairman of the Board of Directors and any committees thereof. In addition, each of our independent directors receives, as compensation for services as a director an annual grant of $50,000 of our common shares pursuant to the 2018 Incentive Plan (as defined herein).

We have not paid any cash or equity compensation to John Rathgeber for serving as a director, as, prior to his retirement on March 31, 2020, he was compensated as an employee of the Company. Furthermore, following his retirement, Mr. Rathgeber will not receive compensation as a director for so long as he continues to be compensated as a senior advisor to the Company. We also have not paid any cash or equity compensation to directors appointed by Arch to serve on the Board of Directors.

All directors were reimbursed for reasonable travel and out-of-pocket expenses incurred for their service as members of the Board of Directors and any committees thereof and we plan to in the future reimburse our directors for reasonable travel and out-of-pocket expenses incurred in connection with the foregoing.

The table below indicates the elements and total value of all compensation earned by non-employee directors who served on the Board of Directors in the fiscal year ended December 31, 2019. John Rathgeber, who served as our Chief Executive Officer until his retirement on March 31, 2020, is also not included in the table below because he did not receive additional compensation for his service as a director. The compensation received by Mr. Rathgeber as an employee is shown below in “-Summary Compensation Table.”

	Fees Earned or Paid in Cash	Stock Awards (1)	All Other Compensation	Total
Name	($)	($)	($)	($)
John F. Rathgeber	$—	$—	$—	$—
Walter Harris	125,000	50,000	—	175,000
Garth Lorimer Turner	90,000	50,000	—	140,000
Deborah DeCotis	90,000	50,000	—	140,000
Thomas Miller	90,000	50,000	—	140,000
Elizabeth Gile	90,000	50,000	—	140,000
Maamoun Rajeh	—	—	—	—
Nicolas Papadopoulo	—	—	—	—
(1) Each year, the non-employee directors are granted a number of restricted shares equal to $50,000 divided by the grant date fair value of our shares on the Nasdaq Global Select Market. The grant date fair value is to be determined each year based on the average of the closing price of our common shares on the 20 trading days immediately prior to the grant date. For the 2019 grants, because our common shares were listed on the Nasdaq Global Select Market commencing March 28, 2019, the applicable 20 trading days on which the average price was to be calculated were deemed to be the initial 20 days of trading of our common shares, and the average price for those first 20 trading days was $26.53. On May 10, 2019, each non-employee director received 1,855 common shares and such shares vest immediately.
Director Nominating Process and Diversity

The Board of Directors is responsible for nominating members for election to the Board of Directors and for filling vacancies on the Board of Directors that may occur between annual general meetings of shareholders. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the Board of Directors for Board membership. When formulating its Board of Directors membership recommendations, the Nominating and Corporate Governance Committee may also consider advice and recommendations from others, including shareholders, as it deems appropriate.

The Nominating and Corporate Governance Committee and the Board of Directors believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences and other differentiating characteristics, is an important element of its nomination recommendations. The Nominating and Corporate Governance Committee has not identified any specific minimum qualifications which must be met for a person to be considered as a candidate for Director. However, Board candidates are selected based upon various criteria including business and professional experience, judgment, diversity, age, skills, background, time availability in light of other commitments, and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate in the context of the needs of the Board of Directors. Although the Board of Directors does not have a formal diversity policy, the Nominating and Corporate Governance Committee and Board of Directors review these factors, including diversity, in considering candidates for Board membership. Board members are expected to prepare for, attend and participate in all Board of Directors and applicable committee meetings, and are invited to attend the Company’s annual general meetings of shareholders.

Candidates Nominated by Shareholders and Other Shareholder Proposals

The Nominating and Corporate Governance Committee will also consider nominees recommended by shareholders.

In order to submit shareholder proposals for the 2021 annual general meeting of shareholders for inclusion in the Company’s proxy statement, the proposals must comply with all of the requirements of SEC Rule 14a-8. Pursuant to SEC Rule 14a-8, a shareholder proposal must be received at the company’s principal executive offices not less than 120 calendar days before the date of the company’s proxy statement released to shareholders in connection with the previous year’s annual meeting. However, if the date of the annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before the company begins to print and send its proxy materials. Accordingly, unless the 2021 annual general meeting is more than 30 days before or more than 30 days after June 12, 2021, materials must be received by the Secretary at the Company’s principal office at that time, currently at Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda, no later than February 13, 2021. In order to be included in the proxy statement, these proposals must comply with the requirements as to form and substance established by the SEC for such proposals.

In addition, in the case of a shareholder who wishes to make a proposal at the 2021 annual general meeting of shareholders without including the proposal in the Company’s proxy statement, the Bye-laws establish an advance notice procedure for shareholders to nominate candidates for election as directors or to bring other business before an annual general meeting of shareholders. The Bye-laws provide that any shareholder wishing to nominate persons for election as directors at, or bring other business before, an annual general meeting must deliver to the Company’s Secretary a written notice of the shareholder’s intention to do so. To be timely, the shareholder’s notice must be delivered to, or mailed and received by, us not less than 90 days nor more than 120 days before the anniversary date of the preceding annual general meeting, except that if the annual general meeting is set for a date that is not within 30 days before or after such anniversary date, the Company must receive the notice no earlier than 120 days prior to an annual general meeting and no later than 70 days prior to the date of such annual general meeting or the tenth day following the date on which public announcement of the annual general meeting was made. Accordingly, unless the 2021 annual general meeting is more than 30 days before or more than 30 days after June 12, 2021, any notice given by or on behalf of a shareholder in connection with the 2021 annual general meeting pursuant to these provisions of the Bye-laws (and not pursuant to Securities Exchange Act Rule 14a-8) must be received no earlier than February 13, 2021 and no later than March 14, 2021.

The Bye-Laws specify certain requirements regarding the form and content of such a notice. For a complete description of the procedures and disclosure requirements to be complied with by shareholders in connection with submitting director nominations and other proposals, shareholders should refer to the Company’s Bye-laws.

No candidates for director nominations were submitted by any shareholder in connection with the Annual General Meeting.

Communications with the Board of Directors

Any interested parties desiring to communicate with the Board of Directors or any of the independent directors regarding the Company may directly contact such director(s) by delivering such correspondence to such director(s) (or the entire Board) in care of the Secretary at Watford Holdings Ltd., Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda.

The Audit Committee has established procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and procedures for the confidential and anonymous submission by employees, shareholders and others of concerns regarding questionable accounting or auditing matters.

Executive Sessions

Non-employee directors meet together as a group during each Board meeting, without the Chief Executive Officer or any other employees in attendance. Mr. Harris, as the Chairman of the Board, presides over each executive session of the Board. There is also an executive session during the Audit Committee meeting at which committee members meet without the Chief Executive Officer or any other employees in attendance. At Compensation Committee meetings, no employees are present other than the Chief Executive Officer, who is excused when matters related to him are discussed. In addition, as required under Nasdaq listing standards, independent directors must meet together as a group at least twice a year. For information regarding how to communicate with non-management directors as a group and one or more individual members of the Board, see “Communications with the Board of Directors” above.

Outside Advisors

The Board of Directors and each committee thereof may retain outside advisors and consultants of their choosing at our expense. The Board of Directors need not obtain management’s consent to retain outside advisors. In connection with the potential retention of any outside advisor or consultant, the Board of Directors will conduct an independence assessment of such advisor or consultant, considering various factors, including the six factors mandated by the applicable listing rules of the Nasdaq Stock Market.

Attendance at Annual General Meeting

We do not have a formal policy regarding attendance by members of the Board of Directors at our annual general meetings. However, directors are invited to attend all annual general meetings of shareholders.

Compensation Committee Interlocks and Insider Participation

Walter Harris, Garth Lorimer Turner and Elizabeth Gile served as the members of the Compensation Committee in 2019. None of the members of our compensation committee is, or in the past fiscal year was, an officer or employee of our Company, or was formerly an officer of our Company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of another entity that has one or more executive officers serving on the Board of Directors or Compensation Committee.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires a listed company’s directors, executive officers and persons who own more than 10% of the issued and outstanding shares of our common shares to file reports of initial ownership of common shares and other equity securities and subsequent changes in that ownership with the SEC, except for one report in respect of a single transaction for Mr. Rajeh. The report was subsequently filed.

Report of the Audit Committee

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. The Board of Directors has determined that each member of the audit committee meets the independence requirements of Rule 10A-3 promulgated under the Exchange Act and the applicable listing rules of the Nasdaq Stock Market. The Board of Directors has determined that Mr. Miller is an “audit committee financial expert” within the meaning of SEC regulations and the applicable listing rules of the Nasdaq Stock Market.

The Company’s management has the primary responsibility for the financial statements and for the reporting process, including the establishment and maintenance of the system of internal control over financial reporting. The independent registered public accounting firm appointed as the Company’s independent auditor is responsible for auditing the financial statements prepared by management and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. In this context, the Audit Committee has met and held discussions with management and PricewaterhouseCoopers Ltd., the independent registered public accounting firm appointed as the Company’s independent auditor, regarding the fair and complete presentation of the Company’s financial statements.

The Audit Committee has discussed with PricewaterhouseCoopers Ltd. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC and has reviewed and discussed PricewaterhouseCoopers Ltd.’s independence from the Company and its management. As part of that review, the Audit Committee has received the written disclosures and the letter required by applicable requirements of the PCAOB regarding PricewaterhouseCoopers Ltd.’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed PricewaterhouseCoopers Ltd.’s independence from the Company. The Audit Committee also has considered whether PricewaterhouseCoopers Ltd.’s provision of non-audit services to the Company is compatible with the auditor’s independence. The Audit Committee has concluded that PricewaterhouseCoopers Ltd. is independent from the Company and its management.

The Audit Committee approves all audit and permissible non-audit services performed for us by PricewaterhouseCoopers LLP, our independent registered public accounting firm.

The Audit Committee meets with the Company’s Chief Financial Officer and representatives of PricewaterhouseCoopers Ltd., and the firm that provides the Company’s outsourced internal audit function, in regular and executive sessions to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting and compliance programs.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

The Audit Committee

Thomas Miller (Chairman)
Walter Harris
Garth Lorimer Turner
Deborah DeCotis

Fees Paid to PricewaterhouseCoopers Ltd.
The Audit Committee approves PricewaterhouseCoopers Ltd.’s and its affiliates’ audit and non-audit services in advance as required under Sarbanes-Oxley and SEC rules. Before the commencement of each fiscal year, the Audit Committee appoints the independent auditor to perform audit services that we expect to be performed for the fiscal year and appoints the auditor to perform audit-related, tax and other permitted non-audit services. In addition, the Audit Committee approves the terms of the engagement letter to be entered into by us with the independent auditor. The Audit Committee has also delegated to its chairman the authority, from time to time, to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent auditors and associated fees, provided that the chairman shall report any decisions to pre-approve such audit-related and non-audit services and fees to the full Audit Committee at its next regular meeting.
The table below sets forth the fees paid to PricewaterhouseCoopers Ltd. over the past two years in connection with its work for us. All such audit, audit-related and tax services were pre-approved by the audit committee, which concluded that the provision of such services by PricewaterhouseCoopers Ltd. was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.
Fees billed by PricewaterhouseCoopers Ltd. for the fiscal years ended December 31, 2019 and 2018 were as follows:

	2019	2018
Fees	($)	($)
Audit Fees	$1,123,006	$914,156
All Other Fees	70,900	251,200
Total fees	1,193,906	1,165,356

Audit Fees:  Includes the aggregate fees billed by PricewaterhouseCoopers Ltd. for professional services and expenses rendered for the audit of the Company’s consolidated financial statements.

Audit-Related Fees:  Includes the aggregate fees billed by PricewaterhouseCoopers Ltd. for assurance and related services that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under “Audit Fees,” including aggregate fees billed by PricewaterhouseCoopers Ltd. for professional services performed in connection with the Company’s filing of certain documents with the SEC and the related issuance of consents in 2019 and 2018, and advisory services performed relating to accounting and financial reporting consultations on various issues and transactions. Audit-related fees for the years ended December 31, 2019 and 2018 were $Nil.

Tax Fees:  Includes fees billed by PricewaterhouseCoopers Ltd. for tax-related services in conjunction with our ongoing business operations. Tax fees for the years ended December 31, 2019 and 2018 were $Nil.

All Other Fees:  Includes fees billed by PricewaterhouseCoopers Ltd. related to professional services not included in the categories above, including services related to review of documentation and filings related to our becoming a public company, as well as other regulatory reporting requirements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm Appointed as our Independent Auditor

The Audit Committee has adopted a policy requiring the Audit Committee to pre-approve all audit and, subject to the de minimis exception of Section 10A(i) of the Exchange Act and the SEC rules promulgated thereunder, all permitted non-audit services performed by the Company’s independent auditor. The Committee has delegated pre-approval authority to the Chief Financial Officer for non-audit services in amounts up to $25,000. When pre-approving non-audit services by the independent auditor, the Audit Committee shall consider whether the provision of such services is consistent with maintaining the independent auditor’s independence.

EXECUTIVE COMPENSATION

Compensation Policies and Practices and Risk Management

When establishing and reviewing our compensation philosophy and programs, we consider whether such programs align the interests of our directors and officers with our interests and those of our shareholders and whether such programs encourage unnecessary or excessive risk taking. Base salaries are fixed in amount and, consequently, we do not see them as encouraging risk taking. Employees are also eligible to receive a portion of their total compensation in the form of annual cash bonus awards. While the annual cash bonus awards focus on achievement of annual goals and could encourage the taking of short-term risks at the expense of long-term results, our annual cash bonus awards represent only a portion of eligible employees’ total compensation and are tied to both corporate performance measures and the executive officer’s individual performance and are at the discretion of our compensation committee. We believe that the annual cash bonus awards appropriately align the interests of our officers with our interests and those of our shareholders and balance risk with the desire to focus eligible employees on specific goals important to our success and do not encourage unnecessary or excessive risk taking.

In connection with the Listing, we also provided, and, in the future, we will provide, our named executive officers (as defined below), other members of senior management and our directors with long-term equity awards to help further align their interests with our interests and those of our shareholders. See “—Summary Compensation Table” below for information regarding our named executive officers, “—2018 Incentive Plan” below for additional discussion regarding our equity incentive plan, and “—Narrative to Summary Compensation Table—Executive Employment Agreements” below for information regarding specific equity awards that have been made and will be made to our named executive officers and other members of senior management in connection with the Listing and otherwise pursuant to the terms of their employment agreements. We believe that these awards will not encourage unnecessary or excessive risk taking, since the awards will generally be provided at the beginning of an employee’s tenure or at various intervals to award achievements or provide additional incentive to build long-term value and will generally be subject to vesting schedules to help ensure that executives and members of senior management and our directors have significant value tied to our long-term corporate success and performance.

We believe our compensation philosophy and programs encourage employees and directors to strive to achieve both short- and long-term goals that are important to our success and building shareholder value, without promoting unnecessary or excessive risk taking. We will review our compensation policies and practices periodically to determine whether such policies and practices are appropriate in light of our risk management objectives.

Summary Compensation Table

The following table shows the compensation earned for the fiscal years ended December 31, 2019 and 2018 by our named executive officers. Our “named executive officers” for the fiscal year ended December 31, 2019 are John F. Rathgeber, Jonathan D. Levy and Robert L. Hawley, as a result of Messrs. Levy and Hawley being our two most highly compensated executive officers other than our Chief Executive Officer during the fiscal year ended December 31, 2019. Our "named executive officers" for the fiscal year ended December 31, 2018 are John F. Rathgeber, Jonathan D. Levy and Laurence B. Richardson, II, as a result of Messrs. Levy and Richardson being our two most highly compensated executive officers other than our Chief Executive Officer during the fiscal year ended December 31, 2018. For the years ended December 31, 2019 and 2018, our compensation packages for our named executive officers primarily consisted of salary and annual bonuses.

Name and Principal Position	Fiscal Year Ended December 31,	Salary ($)	Bonus ($)	Share and Option Awards ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John F. Rathgeber Chief Executive Officer (1)	2019	$500,000	$500,000	$1,500,000	$37,000	$261,215	$2,798,215
	2018	470,000	425,000	—	36,500	224,307	1,155,807
Jonathan D. Levy President and Chief Risk Officer (2)	2019	450,000	402,800	900,000	37,000	360,407	2,150,207
	2018	425,000	325,000	—	36,500	335,788	1,122,288
Robert L. Hawley Chief Financial Officer	2019	310,000	240,000	525,000	32,000	164,404	1,271,404
Laurence B. Richardson, II Chief Operating Officer	2018	316,379	175,000	—	36,500	145,909	673,788
(1) Mr. Rathgeber served as our Chief Executive Officer until his retirement on March 31, 2020.
(2) Mr. Levy served as our Chief Risk Officer until January 2020. In connection with Mr. Rathgeber's retirement, Mr. Levy became our Chief Executive Officer on April 1, 2020.
(3) The total fair value of the share awards was determined based on the average of the closing price of our common shares on the first 20 trading days of our common shares on the Nasdaq Global Select Market, commencing March 28, 2019, which was $26.53.
All Other Compensation 2019
The table below describes the incremental cost to the Company of other benefits provided to our named executive officers, which are included in the “All Other Compensation” column above. The table below provides the details of all other compensation required by SEC rules to be separately quantified for 2019.

Name	Reimbursed Housing Expenses ($)(1)	Tax Reimbursements ($)(2)	Insurance Reimbursements ($)(3)	Total All Other Compensation ($)
John F. Rathgeber	$84,021	$140,724	$36,470	$261,215
Jonathan D. Levy	149,074	173,738	37,595	360,407
Robert L. Hawley	79,474	64,334	20,596	164,404
(1) Messrs. Levy and Hawley are entitled to a housing allowance under the terms of their employment agreements. Mr. Rathgeber was similarly entitled to a housing allowance prior to his retirement on March 31, 2020, and will continue to receive a housing allowance until July 1, 2020 as a senior advisor to the Company. Amounts represent cost of housing and utilities, including electricity and cable services, paid or reimbursed by the Company. Amounts paid or reimbursed by the Company for travel expenses to and from Bermuda under the terms of their employment agreement are also included.
(2) Represents payment of Bermuda social security taxes and reimbursement of all taxes incurred with respect to (i) the housing allowance and (ii) the tax reimbursement payments.
(3) Represents the Company’s payments for medical, social and life and disability insurance.
2019 Grants of Plan Based Awards
The following table provides information concerning grants of share-based awards made to our named executive officers in fiscal year 2019:

Name	Grant Date	Number of Restricted Share Units Granted (#)	Grant Date Share Price ($/Sh)(3)	Grant Date Fair Market Value of Restricted Share Units ($)(3)
John F. Rathgeber (1)	5/10/2019	56,540	26.53	1,500,000
Jonathan D. Levy (2)	5/10/2019	33,924	26.53	900,000
Robert L. Hawley (2)	5/10/2019	19,789	26.53	525,000
(1) The restricted share units vested on the grant date. One-third of the common shares underlying the restricted share units will be delivered on April 26, 2020, with the remaining common shares to be delivered on December 31, 2020 due to Mr. Rathgeber's retirement from the Company on March 31, 2020.
(2) The restricted share units granted are subject to a three-year vesting schedule, vesting 33.34% on the one year anniversary of April 26, 2019, 33.33% on the second year anniversary and 33.33% on the third year anniversary. Upon vesting, the named executive officers will receive a number of shares of common shares equal to the number of restricted share units that have vested.
(3) The amounts shown in this column represent the grant date fair value of the underlying award computed in accordance with accounting guidance governing share-based compensation arrangements as discussed in Note 19 - “Share transactions” of the notes accompanying our consolidated financial statements included in our 2019 Annual Report. The grant date fair value was determined based on the average of the closing price of our common shares on the first 20 trading days of our common shares on the Nasdaq Global Select Market, commencing March 28, 2019, which was $26.53.

Outstanding Equity Awards at 2019 Fiscal Year-End
The following table provides information concerning share-based awards that had not been issued for each named executive officer and were outstanding as of December 31, 2019:

Name	Grant Date	Number of Restricted Share Units Granted (#)	Number of Restricted Share Units Not Issued (#)	Market Value of Restricted Share Units Not Issued (#)(3)
John F. Rathgeber (1)	5/10/2019	56,540	56,540	1,422,546
Jonathan D. Levy (2)	5/10/2019	33,924	33,924	853,528
Robert L. Hawley (2)	5/10/2019	19,789	19,789	497,891
(1) The restricted share units vested on the grant date. One-third of the common shares underlying the restricted share units will be delivered on April 26, 2020, with the remaining common shares to be delivered on December 31, 2020 due to Mr. Rathgeber's retirement from the Company on March 31, 2020.
(2) The restricted share units granted are subject to a three-year vesting schedule, vesting 33.34% on the one year anniversary of April 26, 2019, 33.33% on the second year anniversary and 33.33% on the third year anniversary. Upon vesting, the named executive officers will receive a number of shares of common shares equal to the number of restricted share units that have vested.
(3) Market value is based on the closing price of our common shares on the Nasdaq Global Select Market on December 31, 2019, which was $25.16.
Narrative to Summary Compensation Table

Executive Employment Agreements

We have used employment agreements as a means to attract and retain executive officers. These are more fully discussed below. We believe that these agreements provide our executive officers with the assurance that their employment is a long-term arrangement and provide us with the assurance that the officers’ services will be available to us for the foreseeable future.

John F. Rathgeber. We previously entered into an employment agreement with our former Chief Executive Officer, John F. Rathgeber (the “Rathgeber Employment Agreement”). Mr. Rathgeber retired as our Chief Executive Officer on March 31, 2020. For 2019, Mr. Rathgeber’s 2019 annual base salary was $500,000 and his annual target annual bonus was 70% of his base salary. In connection with and following the completion of the direct listing of our common shares on the Nasdaq Global Select Market on March 28, 2019 (the “Listing”), and pursuant to the terms of the Rathgeber Employment Agreement, in May 2019, we granted restricted share units of our common shares to Mr. Rathgeber with a value of $1,500,000 (based on the average of the closing price of our common shares on the first 20 trading days of our common shares on the Nasdaq Global Select Market). The restricted share units were fully vested upon issuance. One-third of the common shares underlying the restricted share units will be delivered to Mr. Rathgeber on April 26, 2020, with the remaining common shares to be delivered to Mr. Rathgeber on December 31, 2020.

Jonathan D. Levy. We have entered into an employment agreement with our Chief Executive Officer, Jonathan D. Levy (the “Levy Employment Agreement”). The term of employment is three years commencing January 1, 2018, subject to automatic one-year extensions unless either we or Mr. Levy provide 90 days’ notice of non-renewal. For 2019, Mr. Levy’s annual base salary was $450,000 and his annual target annual bonus was 62.5% of his base salary. In connection with and following the Listing, and pursuant to the terms of the Levy Employment Agreement, in May 2019, we granted restricted share units of our common shares to Mr. Levy with a value of $900,000 (based on the average of the closing price of our common shares on the first 20 trading days of our common shares on the Nasdaq Global Select Market). The restricted share units will vest in equal annual installments on each of the first three anniversaries of April 26, 2019. Upon vesting, Mr. Levy will receive a number of shares of common shares equal to the number of restricted share units that have vested. In addition, each calendar year beginning with 2020, we will grant to Mr. Levy restricted share units of our common shares with a target value of $300,000 based upon our compensation committee’s assessment of Mr. Levy’s performance, one-half of which will vest in equal annual installments on each of the first three anniversaries of the grant date and one-half of which will vest based on the achievement of performance goals established by our compensation committee. If we elect not to renew the term of the Levy Employment Agreement, if we terminate Mr. Levy’s employment without Cause or if Mr. Levy terminates his employment for Good Reason (as each term is defined in the Levy Employment Agreement), we will continue to pay Mr. Levy his base salary for 12 months (24 months if the termination follows a change in control of Watford Holdings Ltd.), pay him 100% of his target annual bonus (200% if the termination follows a change in control), and his outstanding unvested restricted share units will remain outstanding and continue to vest in accordance with their terms for 12 months (all unvested restricted share units will vest if the termination is following a change in control, with performance-vesting units vesting at “target” levels). Our severance obligation to Mr. Levy is conditioned on his compliance with the restrictive covenants set forth in the Levy Employment Agreement and his execution and non-revocation of a release of claims in favor of us. Mr. Levy is subject to non-competition and non-solicitation of employees and customers covenants for a period of 12 months following termination of employment. If we elect to enforce the non-competition covenant in circumstances where Mr. Levy is not paid severance, we must continue to pay Mr. Levy his base salary and provide medical insurance for 12 months, and pay him an amount equal to his target annual bonus.

The Company and Mr. Levy have entered into an indemnification agreement pursuant to which the Company has agreed to indemnify Mr. Levy against certain liabilities and expenses arising from his being an officer. For additional information, see “Certain Relationships and Related Party Transactions—Indemnification Agreements.” The Company has also obtained a policy of directors’ and officers’ liability insurance that will insure Mr. Levy against the cost of defense, settlement or payment of a judgment under certain circumstances that are permitted under the Bermuda Companies Act.

Robert L. Hawley. We have entered into an employment agreement with our Chief Financial Officer, Robert L. Hawley (the “Hawley Employment Agreement”). The term of employment is three years commencing January 1, 2018, subject to automatic one-year extensions unless either we or Mr. Hawley provide 90 days’ notice of non-renewal. For 2019, Mr. Hawley’s annual base salary was $310,000 and his annual target annual bonus was 50% of his base salary. In connection with and following the Listing, and pursuant to the terms of the Hawley Employment Agreement, in May 2019, we granted restricted share units of our common shares to Mr. Hawley with a value of $525,000 (based on the average of the closing price of our common shares on the first 20 trading days of our common shares on the Nasdaq Global Select Market). The restricted share units will vest in equal annual installments on each of the first three anniversaries of April 26, 2019. Upon vesting, Mr. Hawley will receive a number of common shares equal to the number of restricted share units that have vested. In addition, each calendar year beginning with 2020, we will grant to Mr. Hawley restricted share units of our common shares with a target value of $175,000 based upon our compensation committee’s assessment of Mr. Hawley’s performance, one-half of which will vest in equal annual installments on each of the first three anniversaries of the grant date and one-half of which will vest based on the achievement of performance goals established by our compensation committee. If we elect not to renew the term of the Hawley Employment Agreement, if we terminate Mr. Hawley’s employment without Cause or if Mr. Hawley terminates his employment for Good Reason (as each term is defined in the Hawley Employment Agreement), we will continue to pay Mr. Hawley his base salary for 12 months (24 months if the termination follows a change in control of Watford Holdings Ltd.), pay him 100% of his target annual bonus (200% if the termination follows a change in control), and his outstanding unvested restricted share units will remain outstanding and continue to vest in accordance with their terms for 12 months (all unvested restricted share units will vest if the termination is following a change in control, with performance-vesting units vesting at “target” levels). Our severance obligation to Mr. Hawley is conditioned on his compliance with the restrictive covenants set forth in the Hawley Employment Agreement and his execution and non-revocation of a release of claims in favor of us. Mr. Hawley is subject to non-competition and non-solicitation of employees and customers covenants for a period of 12 months following termination of employment. If we elect to enforce the non-competition covenant in circumstances where Mr. Hawley is not paid severance, we must continue to pay Mr. Hawley his base salary and provide medical insurance for 12 months, and pay him an amount equal to his target annual bonus.

The Company and Mr. Hawley have entered into an indemnification agreement pursuant to which the Company has agreed to indemnify Mr. Hawley against certain liabilities and expenses arising from his being an officer. For additional information, see “Certain Relationships and Related Party Transactions—Indemnification Agreements.” The Company has also obtained a policy of directors’ and officers’ liability insurance that will insure Mr. Hawley against the cost of defense, settlement or payment of a judgment under certain circumstances that are permitted under the Bermuda Companies Act.

Watford Holdings Ltd. 2018 Stock Incentive Plan

We have adopted the Watford Holdings Ltd. 2018 Stock Incentive Plan (the “2018 Incentive Plan”), which permits us to provide equity-based compensation to our employees, directors, officers, advisors, consultants, and certain other service providers of our company and our affiliates in the form of options, share appreciation rights, dividend equivalent rights, restricted shares, restricted share units, performance shares, performance units, cash performance units and other equity-based awards. In connection with the Listing, we made certain awards to our executive officers and independent directors under the 2018 Incentive Plan in March 2019. For more information on these awards, see “Board of Directors, Executive Officers and Corporate Governance—Director Compensation” and “—Executive Employment Agreements.”

Administration of the 2018 Incentive Plan. Our Compensation Committee has full authority to administer and interpret the 2018 Incentive Plan, to authorize the granting of awards, to determine the eligibility of employees, directors, officers, advisors, consultants and certain other service providers of our company and our affiliates to receive an award, to determine the number of common shares to be covered by each award, to determine the terms, provisions and conditions of each award (which may not be inconsistent with the terms of the 2018 Incentive Plan), to prescribe the form of instruments evidencing awards and to take any other actions and make all other determinations that it deems necessary or appropriate in connection with the 2018 Incentive Plan or the administration or interpretation thereof. In connection with this authority, the compensation committee may, among other things, establish performance goals that must be met in order for awards to be granted or to vest, or for the restrictions on any such awards to lapse. Each member of the compensation committee is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director.

Eligibility. All employees, directors, officers, advisors, consultants and certain other service providers of our company and our affiliates are eligible to receive awards under the 2018 Incentive Plan.

Share authorization. Our 2018 Incentive Plan provides for grants of equity-based awards of our common shares, subject to a ceiling of 4% of our fully-diluted common shares outstanding on the date we list our shares. If an award or any portion of an award granted under the 2018 Incentive Plan is forfeited, cancelled, terminated, exchanged or surrendered without having been exercised or paid, as the case may be, the shares subject to the award or a portion of the award will again become available for the issuance of additional awards. Unless extended by the Board of Directors with shareholder approval, no new award may be granted under the 2018 Incentive Plan after the tenth anniversary of the date that such plan was initially approved by the Board of Directors.

No repricing. Except in connection with certain corporate transactions, no amendment or modification may be made to an outstanding stock option or share appreciation right, including by replacement with or substitution of another award type, that would be treated as a repricing under applicable stock exchange rules or would replace stock options or share appreciation rights with an exercise price in excess of the fair market value of a share of our common shares with cash, in each case, without the approval of our shareholders (although appropriate adjustments may be made to outstanding stock options and share appreciation rights to achieve compliance with applicable law, including the Code).

Recoupment. Award agreements granted pursuant to the 2018 Incentive Plan may provide for mandatory repayment by the recipient to us of any gain realized by the recipient to the extent we are required to prepare a financial restatement, such that the amount of the previously awarded incentive compensation would have been lower had results been properly reported.

Awards That May Be Granted Under the 2018 Incentive Plan

The following is a summary of certain of the types of awards that may be granted under the 2018 Incentive Plan. To date, we have used the 2018 Incentive Plan to grant our directors common shares, which have been unrestricted, and to grant our officers and employees restricted share units.

Stock Options and Share Appreciation Rights. The terms of specific stock options shall be determined by the Compensation Committee. The exercise price of a stock option shall be determined by the compensation committee and reflected in the applicable award agreement. The exercise price with respect to stock options may not be lower than 100% of the fair market value of our common shares on the date of grant. Each stock option will be exercisable after the period or periods specified in the award agreement, which will generally not exceed 10 years from the date of grant. Stock options will be exercisable at such times and subject to such terms as determined by the Compensation Committee. We may also grant share appreciation rights, which are a right to receive a number of shares, or, in the discretion of the Compensation Committee, an amount of cash, or a combination of shares and cash, based upon the increase in the fair market value of the shares underlying the right during a stated period of time specified in the award agreement.

Restricted Shares. A restricted share award is an award of common shares that is subject to restrictions on transferability and such other restrictions the compensation committee may impose at the date of grant. Grants of restricted common shares will be subject to vesting schedules and other restrictions as determined by the compensation committee. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established performance criteria, in such installments or otherwise, as the compensation committee may determine. Generally, a participant granted restricted common shares has all of the rights of a shareholder, including, without limitation, the right to vote and the right to receive dividends on the restricted common shares. Although dividends will be paid on restricted common shares, whether or not vested, at the same rate and on the same date as on our common shares (unless otherwise provided in an award agreement), holders of restricted common shares are prohibited from selling such shares until they vest.

Restricted Share Units. Restricted share units represent a right to receive the fair market value of a common share, or, if provided by the compensation committee, the right to receive the fair market value of a common share in excess of a base value established by the compensation committee at the time of grant. Restricted share units may generally be settled in cash or by transfer of common shares.

Dividend Equivalents. A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or common shares) of dividends paid on common shares otherwise subject to an award. The

Compensation Committee may provide that amounts payable with respect to dividend equivalents shall be converted into cash or additional common shares. The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.

Other Share-based Awards. The 2018 Incentive Plan authorizes the granting of other awards based upon our common shares (including the grant of securities convertible into common shares), subject to terms and conditions established at the time of grant.

Change in Control. Notwithstanding any other provision of the 2018 Incentive Plan, in the event of a change in control, the surviving, successor or acquiring entity shall assume any outstanding stock options and awards or shall substitute economically equivalent options or awards for the outstanding options or awards, as applicable. If the surviving, successor or acquiring entity does not assume the outstanding stock options and awards or substitute economically equivalent stock options or awards for the outstanding stock options or awards, as applicable, or if the Board of directors otherwise determines in its discretion, we shall give written notice to all participants advising that the 2018 Incentive Plan shall be terminated effective immediately prior to the change in control and all stock options and awards shall be deemed to be vested and, to the extent applicable, exercised or settled immediately prior to the termination of the 2018 Incentive Plan.

Amendment; Termination. The Board of Directors may amend or terminate the 2018 Incentive Plan at any time; provided, that no amendment or termination may materially and adversely affect the rights of participants with respect to outstanding awards. Our shareholders must approve any amendment if such approval is required under applicable law or stock exchange requirements. Our shareholders also must approve any amendment that changes the no-repricing provisions of the 2018 Incentive Plan. Unless terminated sooner by the Board of Directors or extended with shareholder approval, the 2018 Incentive Plan will terminate as to future awards on the tenth anniversary of the adoption of the 2018 Incentive Plan.

Watford Holdings Ltd. Retirement Plan

We offer a retirement plan to all employees (including our named executive officers) for retirement savings. Our plan qualifies under both the IRS regulations related to 401(k) plans for employees who are U.S. taxpayers and under the Bermuda pension regulations for non-U.S. employees. Under this plan, employees are allowed to defer and invest up to 100% of their cash earnings, subject to the maximum 401(k) contribution amount (which, in 2019, was $19,000 for those under 50 years of age and $25,000 for those 50 years of age or older). Contributions can be invested in a diversified selection of mutual funds.

In order to encourage participation and to provide a retirement planning benefit to employees, we also provide a discretionary retirement contribution to each employee’s retirement account as a form of matching, and a profit-sharing contribution of 4% of an employees’ eligible compensation, provided that profit share contributions are limited to the lesser of 4% of an employee’s compensation or, in 2019, $9,000. All new employee contributions are fully vested immediately upon entry to the plan.

Watford Holdings Ltd. Annual Bonus Plan

We have adopted the Watford Holdings Ltd. Annual Bonus Plan (the “Annual Bonus Plan”) to incentivize our employees to achieve short-term operational and individual goals. The target annual bonus of our executive officers ranges from 45% to 70% of their base salaries. The Annual Bonus Plan is administered by the Compensation Committee. For the 2019 annual bonus, the percentage of target bonus which is earned is determined by multiplying the target by a factor of 0.825x (which factor was set based on our 2019 return on equity) and by a factor of between 0.0x and 2.0x based on individual performance.

BENEFICIAL OWNERSHIP OF THE COMPANY’S SHARES
Common Shares
The following table sets forth certain information as of April 13, 2020 regarding the beneficial ownership of our common shares by:

•	each person, or group of persons, who is known to beneficially own more than 5% of any class of our common shares;

•	each of our directors;

•	each of the executive officers; and

•	all of our directors and executive officers as a group.

Unless otherwise indicated in the footnotes below, each person named below has sole investment and voting power with respect to the securities shown. For purposes of the table below, the percentage ownership calculations for beneficial ownership are based on 19,786,021 common shares outstanding as of April 13, 2020.
The amounts and percentages owned are reported on the basis of the SEC’s rules governing the determination of beneficial ownership of securities. The SEC’s rules generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the voting power or investment power, which includes the power to dispose of those securities. The rules also treat as issued and outstanding all shares that a person would receive upon exercise of share options or warrants held by that person that are immediately exercisable or exercisable within 60 days. These shares are deemed to be outstanding and to be beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person, but they are not treated as issued and outstanding for the purpose of computing the percentage ownership of any other person. Under these rules, one or more persons may be a deemed beneficial owner of the same securities and a person may be deemed a beneficial owner of securities to which such person has no economic interest. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all common shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise indicated in the table or footnotes below, the address for each beneficial owner is Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda.

Name of beneficial owner	Number of common shares beneficially owned	Percentage of common shares beneficially owned (%)
5% shareholder:
Arch Reinsurance Ltd.	2,500,000	12.6%
Blackrock, Inc. (1)	1,169,259	5.9%
Enstar Group Ltd. (2)	1,020,378	5.2%
Executive officers and directors:
Elizabeth Cunningham	—
Deborah DeCotis	4,059	*
Walter Harris	46,559	*
Robert L. Hawley	11,481	*
Elizabeth Gile	4,059	*
Jonathan D. Levy	11,200	*
Thomas Miller	8,059	*
Nicolas Papadopoulo	109,700	*
Maamoun Rajeh	52,500	*
John F. Rathgeber	58,500	*
Laurence B. Richardson, II	2,500	*
Alexandre J.M. Scherer	6,500	*
Garth Lorimer Turner	4,059	*
All directors and executive officers as a group	319,176	1.6%
* Represents beneficial ownership of less than 1% of total common shares outstanding.
(1) Based on a Schedule 13G filed with the SEC on February 6, 2020, by Blackrock, Inc. (“Blackrock”). In the Schedule 13G it is reported that Blackrock has sole voting power with respect to 1,120,419 common shares and sole dispositive power with respect to 1,169,259 common shares.
(2) Based on a Form 13F filed with the SEC on February 13, 2020 by The Enstar Group (“Enstar”). In the Form 13F it is reported that Enstar has sole voting power over 1,020,378 common shares and shared-defined investment power with Cavello Bay Reinsurance Ltd. over 1,020,378 common shares in each case as of December 31, 2019.
Preference Shares

The following table sets forth information available to us as of April 13, 2020 with respect to the ownership of our 8½% cumulative redeemable preference shares by (1) each director and executive officer of Watford Holdings who owns such shares and (2) all of the directors and executive officers of Watford Holdings as a group. Each person named below has sole investment and voting power with respect to the securities shown. Our preference shares are not convertible into common shares, and the holders of the preference shares do not have any voting rights. For purposes of the table below, the percentage ownership calculations for beneficial ownership are based on 2,145,202 preference shares outstanding as of April 13, 2020.

Name of beneficial owner	Number of preference shares beneficially owned	Percentage of preference shares beneficially owned (%)
Executive officers and directors:
Jonathan D. Levy	3,020	*
Alexandre J.M. Scherer	800	*
All directors and executive officers as a group	3,820	*
* Represents beneficial ownership of less than 1% of total preference shares outstanding.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Related Person Transactions

The Company has adopted a Related Person Transactions Policy, pursuant to which our executive officers, directors and principal shareholders, including their immediate family members, will not be permitted to enter into a related person transaction with us without the consent of the Audit Committee, another independent committee of the Board of Directors or the Board of Directors. Any request for us to enter into a transaction with an executive officer, director, principal shareholder or any of such persons’ immediate family members, in which the amount involved exceeds $120,000, will be required to be presented to the Audit Committee for review, consideration and approval. All of our directors, executive officers and employees will be required to report to the Audit Committee any such related person transaction. In approving or rejecting the proposed transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the proposed related person transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, the extent of the related person’s interest in the transaction and, if applicable, the impact on a director’s independence. Under the Related Person Transactions Policy, if we should discover related person transactions that have not been approved, the Audit Committee will be notified and will determine the appropriate action, including ratification, rescission or amendment of the transaction. A copy of our Related Person Transactions Policy is available on our website at: https://investors.watfordre.com/corporate-governance/governance-overview.

Related Person Transactions

The following is a description of certain relationships and transactions, since January 1, 2019, that have existed or that we have entered into with our directors, executive officers, or shareholders who are known to us to beneficially own more than 5% of our common shares, as well as certain other transactions.

Agreements with Arch

We and/or our operating subsidiaries have entered into agreements with one or more direct or indirect subsidiaries of Arch, as described below.

Services Agreements with Our Operating Subsidiaries

Our operating subsidiaries have entered into services agreements with Arch. Specifically, each of Watford Re and WICE has entered into a separate services agreement with Arch Underwriters Ltd. (“AUL”) and each of WSIC and WIC has entered into a separate services agreement with Arch Underwriters Inc. (“AUI”). Under the services agreements, AUL or AUI, as applicable, has the exclusive right to source, manage and supervise our underwriting portfolios and has agreed to provide the services and exercise the authorities specified therein, including, but not limited to: (i) soliciting and negotiating insurance and reinsurance contracts; (ii) with respect to Watford Re and WICE, providing underwriting recommendations and approvals/disapprovals of underwriting; (iii) retaining service providers, which may be affiliates of AUL or AUI (upon prior approval of our Chief Executive Officer or Chief Risk Officer), as applicable, in the ordinary course and establishing fees to be paid to such service providers by us or for our account in connection with services as may be needed from time to time; (iv) with respect to Watford Re and WIC, maintaining on our behalf, with our funds or letters of credit, any collateral accounts required in support of our reinsurance business underwritten pursuant to the services agreements; (v) invoicing and collections with respect to insurance and reinsurance for WSIC, WIC and WICE, actuarial assistance, loss reserve recommendations, claims management or, with respect to WSIC and WIC, claims recommendation services, and other administrative services with respect to our underwriting business; and (vi) making available certain employees who underwrite and bind contracts on our behalf in accordance with the agreed underwriting guidelines (provided that with respect to WSIC and WIC, certain functions are required to be performed by certain officers of WSIC and WIC). Under their respective services agreements, each of AUL and AUI, as applicable, has agreed to perform these services in accordance with the standard of care that is reasonably to be expected of a professional insurance underwriter and the standard of care that Arch applies to its own insurance and reinsurance business, as applicable, subject to and taking into account our underwriting guidelines, business framework, risk tolerances and investment assumptions.

Each services agreement has a term ending on December 31, 2025. Thereafter, the term will continue to renew for successive five-year periods unless either party gives notice to not renew at least 24 months before the end of the then-current term. Each services agreement is subject to termination upon the occurrence of certain events, including, without limitation (i) termination by us (x) upon a downgrade by the applicable rating agency of our rating below “A-” (or equivalent) caused primarily by and attributed to actions of AUL or AUI, as applicable (unless such downgrade would not be reasonably likely to have an adverse effect on our ability to write business), (y) if AUL or AUI, as applicable, intentionally breaches the underwriting guidelines and such breach could reasonably be expected to have a material adverse effect on us, subject to a cure period, or (z) if AUL or AUI, as applicable, fails to exercise the standard of care set forth in the services agreement, subject to a cure period, and (ii) termination by AUL or AUI, as applicable (x) upon any material failure by us to comply with our obligations in the services agreements, including those which require us to not take any actions inconsistent with the recommendations of AUL or AUI, as applicable, with respect to certain reinsurance contracts covered by the services agreements, subject to a cure period, (y) upon the non-payment by us of a material amount due to AUL or AUI, as applicable, under the services agreement, subject to a cure period, or (z) in the event that AUL or AUI, as applicable, determines that the termination of such services agreement is necessary or advisable to comply with any current or future laws, rules, regulations or legal requirements applicable to AUL or AUI, as applicable.

Under the services agreements, we have agreed, to the fullest extent permitted by applicable law, to indemnify and hold harmless AUL or AUI, as applicable, and their members, managers, officers, partners, affiliates and employees from and against losses, damages, liabilities, deficiencies, actions, judgments, interest, awards, penalties, fines, costs or expenses of whatever kind, including reasonable attorney’s fees and the cost of enforcing any right to indemnification and the cost of pursuing any insurance providers (collectively, “Arch Losses”) suffered or sustained by such parties, except to the extent such Arch Losses resulted from an action or inaction, or mistake of judgment, taken by any such party that constituted fraud, gross negligence or intentional misconduct, as determined in a final, non-appealable judgment by a court of competent jurisdiction.

The services agreements provide that we will bear all risk with regard to all lines of business written or facilitated by AUL or AUI, as applicable, on our behalf. Neither of AUL or AUI, as applicable, nor their members, managers, officers, partners, affiliates or employees are liable to us for any losses suffered by us in connection with any matters to which the services agreements relate, including, but not limited to, underwriting losses, except those losses resulting from (x) their gross negligence or intentional misconduct or (y) material intentional breaches of the underwriting guidelines, subject to a cure period.

Under each services agreement, we have agreed to pay AUL or AUI, as applicable, certain fees, including the following:

Underwriting Fees

•	Under the services agreement pursuant to which AUL provides services to Watford Re, AUL receives an underwriting fee payable quarterly in arrears and calculated based on net premiums earned.

•
Under the services agreements pursuant to which AUL or AUI, as applicable, provides services to WSIC, WIC and WICE, AUL or AUI, as applicable, receives an underwriting fee payable quarterly in arrears and calculated based on gross premium earned in the case of AUL, and based on earned premium net of premium ceded to ARC in the case of AUI.

•
In certain instances, AUL or AUI, as applicable, may determine that a potential opportunity would only qualify under our underwriting guidelines if it charges less than the fee to which it would contractually otherwise be entitled. In such cases, AUL or AUI, as applicable, may charge us a lower fee in order to have the business qualify under our profitability metrics. In the future, provided that a given opportunity would qualify under our profitability metrics at the contractual ceding fee, AUL or AUI, as applicable, may charge higher fees to us than in the past.

Profit Commissions

•
Under the services agreement relating to Watford Re, AUL receives a profit commission for each underwriting year, calculated annually, earned over four years and paid in arrears and thereafter adjusted annually over the ensuing fifteen years. The profit commission for any underwriting year is payable only if, for the contracts bound by us or on our behalf for such underwriting year and the contracts ceded to us by Arch for such underwriting year, (i) (a) the sum of net losses, loss adjustment expenses, extra-contractual obligations and acquisition expenses, less (b) the sum of underwriting investment income is less than (ii) a specified percentage of net premiums earned, and in such event the amount of the profit commission will be one-half of the amount by which (ii) exceeds (i) (but not less than zero). Underwriting investment income is based on the product of cash flows related to underwriting and claims activity and a thirteen-month average of certain United States Treasury note rates, but not less than zero.

•
Under the services agreements relating to WSIC, WIC and WICE, AUL or AUI, as applicable, receives a profit commission for each underwriting year, calculated annually, earned over four years and paid in arrears and thereafter adjusted annually over the ensuing fifteen years. The profit commission for any underwriting year is payable only if for the contracts issued by or on behalf of WSIC, WIC or WICE, as applicable, for such underwriting year (i) (a) the sum of losses, loss adjustment expenses, extra-contractual obligations and acquisition expenses, less (b) underwriting investment income, is less than (ii) a specified percentage of net premiums earned (net of earned premium ceded under outward reinsurance), and in such event the amount of the profit commission will be one-half of the amount by which (ii) exceeds (i) (but not less than zero). Underwriting investment income is based on the product of cash flows related to underwriting and claims activity and a thirteen-month average of certain United States Treasury note rates, but not less than zero.

•
Profit commissions on quota share cessions of business from WSIC, WIC and WICE to Watford Re are payable to AUL by Watford Re. The profit commissions related to each of Watford Re, quota share cessions from WSIC, quota share cessions from WIC and quota share cessions from WICE will be added (or netted, as appropriate) each applicable period, but in no case shall the overall sum be less than zero. Such cessions are deducted in the computations of profit commissions paid by WSIC, WIC and WICE.

•
If, at the time any profit commission otherwise is due in respect of the 2019 underwriting year or any subsequent underwriting year, our weighted (by equity) average annual post-2018 return on equity (giving effect to all past paid profit commission and an accrual for profit commission to be paid for the underwriting year in question but not to past deferred profit commission or the accrual for the profit commission otherwise due but to be deferred for the underwriting year in question) is less than or equal to 10%, we shall be entitled to withhold and defer payment of one-half of the profit commission otherwise due.  Any deferred profit commission shall be paid, without interest, only if and to the extent that such payment (or an accrual in respect thereof) would not cause the weighted average annual post-2018 return on equity to fall below 10%.  There shall be no clawback of any profit commission previously paid if our post-2018 weighted average annual return on equity falls below 10% in a subsequent period.

•
In certain circumstances, including, among others, if we direct the services provider to take any actions or make any changes that we believe are necessary to satisfy a rating agency requirement and such actions or changes are inconsistent with the underwriting guidelines, the services provider may elect, within five business days of the later of the day such business is bound or the services provider becomes aware of such business, to exclude any underwriting results arising from such business from the determination of its profit commission.

•	With regard to loss portfolio transfers or other non-traditional business, the profit commissions may be based on net cash received rather than net premiums earned.

Run-off Fee

•
AUL or AUI, as applicable, is also entitled to receive a run-off fee after termination of the applicable services agreement (except where termination is due to willful breaches by the services provider of underwriting guidelines or if the services provider is unable to service in-force business post-termination) in respect of its post-termination servicing of pre-termination business equal to a specified percentage per quarter, payable in arrears, of the average unearned premiums and loss reserves for pre-termination business in-force during such quarter. At our option, we may seek competitive quotes for run-off services, and in such case the run-off fee will be adjusted accordingly (up or down).

In addition, under the services agreement with Watford Re, Watford Re pays a designated employee fee equal to the product of (i) the retained percentage under the outward retrocession agreement from Watford Re to ARL and (ii) a specified fixed amount per annum per designated employee in respect of the services of the employees that Arch makes available to Watford Re. The amount of this fee is credited against the underwriting fee otherwise due under the Watford Re services agreement. Under the services agreements with WSIC, WIC and WICE, our subsidiary reimburses AUL or AUI, as applicable, based on a factor of the compensation of employees made available to our subsidiary. In addition, under each of the services agreements, we are required to reimburse AUL or AUI, as applicable, for certain other expenses described in the applicable services agreement, including the out-of-pocket expenses incurred directly in connection with or pursuant to AUL or AUI’s, as applicable, performance of services pursuant to, and exercise of its duties under, the applicable services agreements.
Our services agreements with AUL or AUI, as applicable, and investment management agreements with HPS Investment Partners, LLC (formerly known as Highbridge Principal Strategies, LLC), which manages our non-investment grade portfolio, as well as accounts in our investment grade portfolio (“HPS”), contain a provision that each of AUL or AUI, as applicable, HPS and we must agree to any amendment of the underwriting guidelines or investment guidelines, as applicable.

Arch shares a portion of its fees received under the above described services agreements with HPS pursuant to a separate fee sharing agreement related to the services provided by Arch and HPS to Watford Re.

Pursuant to the fee sharing agreement, Arch and HPS each share in the combined fee revenues of the two parties with respect to the services that they provide to Watford Re. The revenues generated by our underwriting portfolio and investment portfolios are in part affected by market cycles and the market cycles that affect insurance and reinsurance do not necessarily correspond to the market cycles that impact our credit-focused assets and other investments. The fee sharing agreement is consistent with our total return driven business model and serves to diminish Arch and HPS’s reliance on their respective market’s cycles. The fee sharing arrangement also provides an alignment of interest benefit by encouraging and rewarding collaborative efforts by allowing both Arch and HPS to participate in the revenue generated by the components of our business that are managed by the other.

The fee sharing agreement covers fees earned by each of Arch and HPS for services performed prior to the earlier of (i) the termination of Watford Re’s services agreement with Arch or (ii) the termination of Watford Re’s investment management agreement with HPS. There is no set term for the fee sharing agreement. The fee sharing agreement provides a tail period for payment of any applicable fees after the termination of the services agreement or investment management agreement and will no longer be in effect after all payment obligations are satisfied by Arch and HPS. The fee sharing agreement may be amended or terminated in writing by the parties thereto.

With the exception of the right to consent to any proposed amendment, we have no rights under the fee sharing agreement. We are a party to the fee sharing agreement solely to ensure the continuity of the agreed fee sharing arrangement between HPS and Arch should either HPS’s or Arch’s relationship with us terminate. In particular, in the event Watford Re’s services agreement with Arch or investment management agreement with HPS is terminated, we have agreed to require any successor of Arch or HPS, as applicable, to agree to offer substantially the same terms and conditions as set forth in the fee sharing agreement. Arch or HPS, as applicable, may accept or decline this offer in its discretion. We have no other obligations under the fee sharing agreement. We pay each of Arch and HPS the fees due under the services agreement and investment management agreement, as applicable, and the fee sharing agreement does not affect the total amount of fees that we pay; we do not monitor, and we are not made aware of, the actual sharing payments between Arch and HPS.

Other than as described in this Proxy Statement, there is no other formal contract or other arrangement governing the relationship or activities between Arch and HPS in relation to our operations. For example, as discussed above, our services agreements with and investment management agreements with Arch and HPS, respectively, contain provisions that each must agree to any amendment of the other’s underwriting guidelines or investment guidelines, as applicable. Furthermore, the Common Shareholders Agreement provides that Arch-appointed directors may not vote upon certain matters related to the investment management agreement with HPS.

Pursuant to separate guarantee agreements, ACGL has guaranteed the performance of AUL under the services agreement among AUL, Watford Holdings and Watford Re, and Arch Capital Group (U.S.) Inc., a Delaware holding company indirectly wholly-owned by ACGL, has guaranteed the performance of AUI under the services agreement between AUI and WIC and under the services agreement between AUI and WSIC.

Underwriting Guidelines

Each of the services agreements between AUL or AUI, as applicable, and our operating subsidiaries contains underwriting guidelines with respect to the business to be incepted by the applicable operating subsidiary pursuant to such services agreement. In each case, the underwriting guidelines do not apply to certain excluded business as described in the applicable services agreement. Any amendments to the underwriting guidelines require the written consent of Arch and HPS.

Watford Re

The underwriting guidelines relating to Watford Re require that the PML arising from natural catastrophes be modeled for each peak peril and peak zone in Watford Re’s portfolio consistent with the modeling approach then used by affiliates of AUL in their reinsurance business. The modeled PML for a 1-in-250 year occurrence for each peak peril and peak zone is targeted to not exceed 10% of Watford Re’s total capital. In the event Watford Re has any business sourced other than through AUL, that business will not be included in the modeled PML provided by AUL and will need to be modeled separately. Modeled PML arising from any man-made realistic disaster scenario (“RDS”) is targeted to not exceed 10% of Watford Re’s total capital except for pandemic, nuclear, biological, chemical and radiological terrorism, terrorism and credit political risks where the target limit is 15% of Watford Re’s total capital. For each line of business, the RDS used to monitor our portfolio will be the same as the RDS used by affiliates of AUL to monitor their reinsurance portfolios. The largest known aggregate limit exposed per original name insured will be monitored for each line of business in Watford Re’s portfolio, with a soft limit of 5% of Watford Re’s total capital.

The underwriting guidelines applicable to Watford Re permit all lines of business written or targeted by the Arch insurance and reinsurance companies and permitted to be written pursuant to Watford Re’s Bermuda insurance license and permit Watford Re to assume business on both a proportional and non-proportional basis, write both treaty and facultative reinsurance and write insurance business.

WSIC, WIC and WICE

The underwriting guidelines relating to WSIC, WIC and WICE require that the probable maximum loss (the “PML”) arising from natural catastrophes be modeled for each peak peril and peak zone in the applicable company’s portfolio consistent with the modeling approach then used by affiliates of AUI or AUL, as applicable, in their reinsurance business. The modeled PML, net of all reinsurances, for a 1-in-250 year occurrence for each peak peril and peak zone is targeted to not exceed 10% of the applicable company’s policyholders’ surplus. Modeled PML, net of all reinsurances, arising from any RDS is targeted to not exceed, net of all reinsurances, 10% of the applicable company’s policyholders’ surplus. For each line of business, the RDS used to monitor the applicable company’s portfolio will be the same as the RDS used by affiliates of AUI or AUL, as applicable, to monitor their reinsurance portfolios. The largest known aggregate limit exposed per original named insured will be monitored for each line of business in the applicable company’s portfolio with a soft limit of 5% of the applicable company’s policyholders’ surplus, net of all reinsurances.

The underwriting guidelines of each of WSIC and WIC permit each of WSIC and WIC to write all individual lines of business permitted by its insurance license. The underwriting guidelines of WICE permit WICE to write all lines of business written or targeted by the Arch insurance and reinsurance companies and permitted by WICE’s insurance license. Each of WSIC, WIC and WICE writes insurance business and WIC may also write reinsurance business. In addition, the underwriting guidelines for each of WSIC, WIC and WICE permit AUL or AUI, as applicable, to negotiate policy-specific or program-specific outward reinsurance up to an amount of $20,000,000 limit any one risk and/or any one occurrence and up to 25% of such policy’s or program’s estimated gross premium. Any program-specific outward reinsurance with estimated annual ceded premium in excess of such amount, and any whole account outward reinsurance may be bound only with the approval of the underwriting committee (in the case of WICE) or the applicable company’s chief executive officer (in the case of WIC and WSIC).

The table below provides the incurred fees and expenses, including designated employee fees, in aggregate to Arch under the services agreements with our operating subsidiaries, excluding other expenses reimbursed, for the year ended December 31, 2019.

Year Ended December 31, 2019
($ in thousands)
Underwriting Fees and Expenses to Arch, Including Designated Employee Fees (1)	$22,208
Certain other expenses	5,292
(1) Designated employee fees incurred by Watford Re were $1.4 million for the year ended December 31, 2019. Designated employee fees are included in general and administrative expenses in our consolidated statements of net income (loss).
Services Agreements with ARC and ACS
Each of Watford Holdings U.S. on the one hand and Watford Holdings and Watford Re collectively on the other hand has entered into services agreements with each of ARC and ACS in connection with the formation of WSIC and WIC. Pursuant to such services agreements, ARC or ACS, as applicable, provides the applicable Watford entity with assistance in the formation, licensing, tax planning, staffing, securing of premises, systems (hardware and software) procurement and set up and other legal and logistical matters in connection with WSIC and WIC.
Under the services agreements with ACS, the applicable Watford entities agree to reimburse ACS no less frequently than on a quarterly basis for all expenses incurred in provision of the services on the following bases: (i) at a specified percentage of cost for expenses in connection with third-party legal, tax, financial and accounting advice and the advice of other consultants and experts, and expenses of, or incurred in connection with obtaining, any third-party service provider on behalf of the applicable Watford entity; (ii) at a specified percentage of cost with regard to all disbursements for goods procured on behalf of the applicable Watford entity; and (iii) with regard to time spent by each officer or employee on behalf of the applicable Watford entity during any period of time, an amount equal to a specified percentage of such officer’s or employee’s allocated costs for such period of time.

Under the services agreements with ARC, the applicable Watford entities agree to reimburse ARC no less frequently than on a quarterly basis for all expenses incurred in provision of the services on the following bases: (i) at cost for expenses in connection with third-party legal, tax, financial and accounting advice and the advice of other consultants and experts, and expenses of, or incurred in connection with obtaining, any third-party service provider on behalf of the applicable Watford entity; (ii) at cost with regard to all disbursements for goods procured on behalf of the applicable Watford entity; and (iii) with regard to time spent by each officer or employee on behalf of the applicable Watford entity during any period of time, an amount based on a specified multiple times such officer’s or employee’s allocated costs for such period of time.

The table below provides the fees we incurred, in aggregate, under these services agreements for the year ended December 31, 2019.

Year Ended December 31, 2019
($ in thousands)
Expenses Reimbursable to ARC and ACS	$94
Reinsurance and Retrocession Agreements

Outward Quota Share Retrocession and Reinsurance Agreements

Our operating subsidiaries have entered into outward quota share retrocession or reinsurance agreements with Arch. Specifically, each of Watford Re and WICE has entered into a separate outward quota share retrocession or reinsurance agreement with ARL, and each of WSIC and WIC has entered into a separate outward quota share reinsurance agreement with ARC.

Under the Watford Re outward quota share retrocession agreement Arch accepts a minimum 15% quota share participation in all insurance and/or reinsurance contracts assumed by Watford Re other than: (i) certain contracts of reinsurance and retrocession agreements ceded from affiliates of Arch to us; (ii) business that, pursuant to the terms of the services agreement with Arch, has been excluded from the calculation of Arch’s profit commission due to not being sourced by Arch; and (iii) insurance or reinsurance contracts in which Arch separately directly holds a minimum interest equal to or greater than the product of the applicable ceded percentage under the Watford Re outward quota share retrocession agreement and the sum of Watford Re’s and Arch’s percentage participation on such contracts. Under the terms of the Watford Re outward quota share agreement, Arch may not reduce its quota share participation to below 15%.

Under (i) each of the WSIC and WIC outward quota share reinsurance agreements, Arch accepts between a 15% and 90% quota share participation and (ii) the WICE outward quota share agreement, Arch accepts between a 15% and 50% quota share participation, each at the election of Arch (on a contract-by-contract basis), in all insurance contracts issued by or on behalf of such insurance subsidiary other (a) than business that pursuant to the terms of the applicable services agreement with Arch has been excluded from the calculation of Arch’s profit commission, and (b) insurance or reinsurance contracts in which Arch separately directly holds a minimum interest equal to or greater than 17.65% of WSIC’s or WIC’s, as applicable, percentage participation on such risk.

Arch is required to reimburse us for their share of underlying acquisition expenses and pay us certain fees specified in the outward quota share retrocession and reinsurance agreements, and we are required to pay to Arch its quota share of premiums received by us.

The table below provides the ceded written premiums to Arch under several outward quota share retrocession and reinsurance agreements, excluding expenses reimbursed, for the year ended December 31, 2019.

Year Ended December 31, 2019
($ in thousands)
Ceded written premium to Arch under outward quota share retrocession and reinsurance agreements	$112,701
Inward Reinsurance and Retrocession Agreements from Arch

Arch cedes business to us pursuant to inward reinsurance or retrocession agreements our operating subsidiaries have entered into with Arch. Pursuant to these inward reinsurance or retrocession agreements, Arch pays us the requisite premium and we pay Arch a ceding fee based on the business ceded and the applicable reinsurance or retrocession agreement. In certain instances, Arch may determine that a potential opportunity would only qualify under our underwriting guidelines if it charges less than the ceding fee to which it would contractually otherwise be entitled. In such cases, Arch may charge us a lower fee in order to have the business qualify under our profitability metrics. In the future, provided that a given opportunity would qualify under our profitability metrics at the contractual ceding fee, Arch may charge higher fees to us than in the past.

We are required to post collateral for the benefit of Arch pursuant to the inward reinsurance or retrocession agreements between our operating subsidiaries and Arch. We currently post collateral to Arch in connection with such inward reinsurance or retrocession agreements pursuant to letters of credit and trust agreements entered into between the applicable Arch ceding entity, as beneficiary, Watford Re, as grantor, and HSBC Bank USA, National Association, or the Bank of New York Mellon, as trustee.

The table below provides incurred ceding fees to Arch, in addition to our share of underlying acquisition expenses, in aggregate under these reinsurance or retrocession agreements, excluding expenses reimbursed for the year ended December 31, 2019.

Year Ended December 31, 2019
($ in thousands)
Underlying acquisition expenses under inward retrocession agreements, excluding expenses reimbursed	$16,620
Investment Management Agreements

Each of Watford Re, WICE, WSIC and WIC has entered into a separate investment management agreement with Arch Investment Management Ltd. (“AIM”) pursuant to which AIM manages the largest portion of our investment grade investment portfolio. In general, each investment management agreement with AIM provides that AIM is responsible for the investment and reinvestment of the investment grade assets we allocate under that investment management agreement, pursuant to agreed investment grade investment guidelines specified in such investment management agreement with AIM. AIM is entitled to engage one or more third-party managers to manage, under the supervision and oversight of AIM, any portion of such investments. Each of the Watford Re, WICE, WSIC and WIC investment management agreements with AIM has a one-year term. Thereafter, each agreement renews for successive one-year periods; provided, however, that either we or AIM may terminate any of the investment management agreements with AIM at any time upon 45 days prior written notice. Each party has agreed to indemnify the other party for losses arising from or caused by its negligence or material breach, except to the extent that such losses arise from, or are caused by, the non-breaching party’s acts or omissions. Each investment management agreement with

AIM provides that AIM is entitled to asset management fees calculated based on the assets managed and fees for investment-related administrative and risk analytics support services.

As of December 31, 2019, we held $628.6 million of investment grade assets managed by AIM.

The table below provides the aggregate fees payable to AIM under the investment management agreements with AIM incurred for the year ended December 31, 2019.

Year Ended December 31, 2019
($ in thousands)
Investment management fees to AIM	$1,062

Insurance Management Services Agreement with Artex and Arch

In 2015, WICE and AUL entered into an insurance management services agreement with Artex Risk Solutions (Gibraltar) Limited (formerly known as Quest Insurance Management (Gibraltar) Limited), or Artex, pursuant to which Artex provides services to WICE relating to management, secretarial, governance, underwriting, claims, reinsurance, financial management, investment, regulatory, compliance, risk management and Solvency II. In exchange for these services, we pay Artex fees based on WICE’s gross premiums written, subject to a minimum amount of £150,000 per annum and a maximum amount of £400,000 per annum, in each case subject to an inflation increase on an annual basis. The insurance management services agreement may be terminated by either Artex or WICE upon twelve months prior written notice; provided that the agreement is subject to earlier termination by WICE or Artex upon the occurrence of certain events.

The table below provides the aggregate fees we paid to Artex under the insurance management services agreement for the year ended December 31, 2019.

Year Ended December 31, 2019
($ in thousands)
Fees paid to Artex under insurance management services agreement	$431
For the year ended December 31, 2019, we paid no fees to Arch under this insurance management services agreement.

Other Agreements

ARL purchased 2,500,000 of our common shares in the Common Share Private Placement. In connection therewith, ARL entered into the Common Shareholders Agreement and the Common Share Registration Rights Agreement, each of which grant Arch certain rights in connection with ownership of our common shares, and received warrants to acquire additional shares. The warrants expired unexercised on March 25, 2020. See “—Common Shareholders Agreement,” “—Common Share Registration Rights Agreement” and “—The Private Placements—Warrants.” From time to time, we have entered into arrangements with Arch whereby Arch has seconded employees to us when and as we need their services and we have reimbursed Arch for the costs and expenses of such seconded employees.

In addition, we reimbursed Arch $113.0 thousand for various expenses in connection with the secondment of employees by Arch to Watford Re for the year ended December 31, 2019.

Agreements with HPS

Investment Management Agreement

We have entered into separate investment management agreements with HPS for Watford Re, Watford Asset Trust I (“Watford Trust”) and each of our insurance subsidiaries, pursuant to which HPS manages our non-investment grade portfolio as described in each such agreement. For Watford Re, which has the majority of our invested assets, other than the portion of Watford Re’s assets that must be held in investment grade securities for the purpose of either meeting regulatory capital requirements or posting collateral into trusts for the benefit of cedants, and a small portion of Watford Re’s assets that are held in cash or cash equivalents, HPS manages all of Watford Re’s invested assets in non-investment grade corporate credit assets, including bank loans and high-yield bonds, and may also invest in other instruments such as mezzanine debt, equities, credit default swaps, structured credit instruments and other derivative products pursuant to our non-investment grade investment guidelines.

In order to implement our non-investment grade investment strategy, HPS may, from time to time and upon consultation with us, invest a portion of our non-investment grade portfolio in investment funds managed by HPS. While there is no codified limit on the portion of our non-investment grade portfolio that may be invested in funds managed by HPS, we only expect to invest additional assets from our non-investment grade portfolio in funds managed by HPS to the extent that HPS, in consultation with us, determines that such investment would provide economic, tax, regulatory or other benefits to us, for instance, such as allowing us to access a strategy that we would not have been able to efficiently access other than through investment in such a fund. We do not pay HPS any separate or additional fees with respect to any such assets invested in HPS-managed funds. As of December 31, 2019, our non-investment grade portfolio held $30.5 million in an HPS-managed fund.

HPS manages assets of Watford Trust in non-investment grade corporate credit assets, including bank loans and high-yield bonds, and may also invest in other instruments such as mezzanine debt, equities, credit default swaps, structured credit instruments and other derivative products pursuant to the non-investment grade investment guidelines and subject to the secured credit facility with Bank of America, N.A.

Our U.S. insurance subsidiaries (WSIC and WIC) each have investment portfolios; not less than half of each such investment portfolio must comprise investment grade assets, which are currently managed by AIM. The remainder of the assets is managed by HPS in non-investment grade corporate credit assets pursuant to our non-investment grade investment guidelines.

As set forth in each of the investment management agreements with HPS related to our non-investment grade portfolio, HPS is required to adhere to the non-investment grade investment guidelines relating to each such investment management agreement when managing our non-investment grade portfolio, which guidelines can only be amended upon the mutual agreement of us, HPS and, except with respect to the investment management agreement relating to Watford Trust, Arch. The non-investment grade investment guidelines under the non-investment grade portfolio investment management agreement relating to Watford Re contain certain parameters and limitations, including the following:

•	Composition of Investments: The assets of Watford Re in the non-investment grade portfolio are primarily invested in corporate debt instruments, including bank loans and high-yield bonds,

but may also include other instruments, including mezzanine debt, equities, credit default swaps, structured credit instruments and other derivative products. The assets of Watford Re in the non-investment grade portfolio may be hedged to reduce volatility and protect against systemic risks primarily through credit derivative products including indices. In addition, the assets of Watford Re in the non-investment grade portfolio may include short positions (for example, opportunistic short positions in issuers that display deteriorating fundamentals or in securities or derivatives that appear mispriced).

•
Concentration of Investments: Other than cash and cash equivalents, investment positions with a single issuer will comprise no more than 7.5% of the aggregate value of the Long Market Value (defined as the value of the long investments of the applicable investment portfolio, valued using the methodologies set forth in the applicable investment management agreement with HPS). Each such determination is made at the time of the applicable investment. Positions established primarily for hedging purposes (including, without limitation, index positions) are not subject to this limit.

For the avoidance of doubt, capital structure arbitrage positions in an issuer are deemed separate investments for the purposes of calculating this limit.

•
Leverage: HPS may utilize leverage in order to increase its investment capacity. Leverage may take a variety of forms, including total return swaps and other derivatives, loans for borrowed money, trading on margin and the use of inherently leveraged instruments. Subject to certain exceptions, leverage, expressed as the excess of the Long Market Value of the portfolio over the net asset value of the portfolio as a percentage of the net asset value of the portfolio, will generally not exceed 80%.

•
Equity: HPS’s research and investment process may sometimes present attractive common or preferred equity opportunities. Generally, the strategy underlying an equity investment is focused on either a value-oriented approach or a catalyst to a realization event. Examples of such catalysts can include restructurings, lawsuits, and regulatory changes, among other examples. Equity investments resulting in ownership exceeding 18.5% of the outstanding equity securities of an issuer, measured at the time of investment, will require our prior approval. It is not expected that the equity investments will represent more than 10% of the Long Market Value, in the aggregate.

•	Monitoring: HPS provides monthly risk and performance reports to Watford Re regarding the investment performance of HPS and reviews risk and performance in detail with Watford Re on a quarterly basis.

•
Tax Considerations: HPS may not intentionally or with reckless disregard take any action with respect to the assets of Watford Re in the non-investment grade portfolio which would cause Watford Re to be engaged, or deemed to be engaged, in a United States trade or business for United States federal income tax purposes or to be subject to United States federal income tax on a net income basis or income tax on a net income basis in any other jurisdiction, or otherwise result in material adverse tax consequences to Watford Re; provided, however, that HPS will be deemed to have satisfied the requirements of this paragraph if HPS complies with the non-investment grade investment guidelines or has obtained written advice from counsel that such investment or transaction will not result in any effectively connected income to Watford Re.

The non-investment grade investment guidelines under Watford Trust’s and our insurance subsidiaries’ respective investment management agreements with HPS also provide certain limitations relating to, among other things, the composition of investments, concentration of investments, leverage, equity, monitoring and tax considerations. As they relate to the concentration of investments, such non-investment grade investment guidelines provide that investment positions of Watford Trust or one of our insurance subsidiaries in a single issuer will comprise no more than 7.5% of the aggregate value of the long investments of Watford Trust or WICE, as applicable, or the total asset value of the non-investment grade portfolio plus the investment grade portfolio of each of WSIC or WIC, as applicable. However, with respect to Watford Trust and WICE, to the extent permitted, positions established primarily for hedging purposes are not included in these limits. As they relate to leverage, our non-investment grade investment guidelines provide that HPS may use leverage (subject to the terms of the secured credit facility with Bank of America, N.A.) in order to increase investment capacity for Watford Trust’s investments, so long as leverage, expressed as the excess of the Long Market Value of the portfolio over the net asset value of the portfolio as a percentage of the net asset value of the portfolio, does not exceed 80%. HPS is not permitted to use leverage for WICE’s, WIC’s or WSIC’s investments.

Each of the investment management agreements with HPS related to our non-investment grade portfolio has a current term ending on December 31, 2025. Thereafter, the terms will continue to renew for successive five-year periods unless either we or HPS gives notice to not renew at least 24 months before the end of the then-current term. The investment management agreements with HPS relating to Watford Trust, WSIC and WIC will terminate automatically upon the termination or expiration of Watford Re’s investment management agreement with HPS. Each of the investment management agreements with HPS related to our non-investment grade portfolio is subject to termination by us or by HPS upon the occurrence of certain events, including, but not limited to: (i) termination by us (x) other than in the case of Watford Trust, upon a downgrade in our financial strength rating by the applicable rating agency below “A-” (or equivalent) caused primarily by and attributed by such rating agency to HPS’s investment strategy (unless such downgrade would not be reasonably likely to have an adverse effect on us or our ability to underwrite and bind insurance and/or reinsurance policies, as applicable), (y) if HPS intentionally breaches the non-investment grade investment guidelines related to the applicable investment management agreement and such breach could reasonably be expected to have a material adverse effect on us, subject to a cure period, or (z) if HPS fails to exercise substantially the same standard of care and apply substantially similar investment making and risk management processes as it applies to its other clients pursuing substantially similar investment strategies, taking into account certain considerations as outlined in the investment management agreements, subject to a cure period, and (ii) termination by HPS (w) upon the non-renewal or termination of our services agreements with Arch, (x) upon any material non-compliance by us with any material law or regulation applicable to us, subject to a cure period, (y) upon the non-payment by us of a material amount due to HPS under any of the investment management agreements with HPS related to our non-investment grade portfolio, subject to a cure period or (z) upon the determination by HPS that the termination of any of the investment management agreements related to our non-investment grade portfolio is necessary or advisable to comply with the Bank Holding Company Act, the Dodd-Frank Act or any other current or future laws, rules, regulations or legal requirements applicable to HPS or its affiliates.

Under the terms of the investment management agreements with HPS related to our non-investment grade portfolio, we generally will indemnify and hold harmless an HPS Indemnified Person from and against any HPS-related Losses suffered or sustained by such HPS Indemnified Person, except to the extent such HPS-

related Losses resulted from an action or inaction, or mistake of judgment, taken by an HPS Indemnified Person that constituted fraud, gross negligence or intentional misconduct, in each case, as determined in a final, non-appealable judgment by a court of competent jurisdiction.

In addition, the investment management agreements related to our non-investment grade portfolio provide that no HPS Indemnified Person will be liable to us for any HPS-related Losses suffered by us in connection with any matters to which the investment management agreements with HPS relate, including, but not limited to, trading losses, except those HPS-related Losses resulting from (x) such HPS Indemnified Person’s gross negligence or intentional misconduct or (y) material intentional breaches of the investment guidelines by HPS, which breaches are not cured within 90 days of the earlier of (A) the date on which HPS becomes aware of such breach, and (B) the date on which we notify HPS of such breach. The investment management agreements related to our non-investment grade portfolio provide that no breach of the investment guidelines shall be deemed to have occurred if: (i) we have agreed in writing to an amendment to such investment guidelines such that HPS’s actions under the amended investment guidelines would not constitute a breach of such guidelines; or (ii) such actions were approved by our Chief Executive Officer or Chief Risk Officer in writing; or (iii) such actions were taken pursuant to our instructions.

Pursuant to the investment management agreements with HPS related to our non-investment grade portfolio, HPS receives management fees at an annual rate of 1.0% of the aggregate net asset value of the assets that are managed by HPS, payable quarterly in arrears. Beginning January 1, 2020, to the extent the aggregate net asset value of the HPS-managed assets exceeds $1.5 billion, the management fee shall be calculated at a blended annual rate equal to (i) 1.0% of the initial $1.5 billion in net asset value plus (ii) seventy-five basis points (0.75%) of the excess of aggregate net asset value over $1.5 billion, subject to a minimum blended management fee rate of eighty-five basis points (0.85%) on the aggregate net asset value of the HPS-managed assets. For purposes of calculating the management fees related to our non-investment grade portfolio, net asset value is determined by HPS in accordance with the investment management agreements and is measured before reduction for any management fees, performance fees or any expense reimbursement and as adjusted for any non-routine intra-month withdrawals. We have also agreed to reimburse HPS for certain expenses related to the management of our non-investment grade portfolio as set forth in the non-investment grade investment management agreements.

As further set out in the investment management agreements with HPS related to our non-investment grade portfolio, subject to the then-applicable high water mark, HPS receives a base performance fee equal to 10% of the Income (as defined in the non-investment grade investment management agreements relating to Watford Re, WICE and Watford Trust) or Aggregate Income (as defined in those investment management agreements relating to WSIC and WIC), as applicable, if any, on the assets managed by HPS, calculated and payable as of each fiscal year-end and the date on which the investment management agreements related to our non-investment grade portfolio are terminated and not renewed, and is eligible to earn an additional performance fee equal to 25% of any Excess Income (as defined in those investment management agreements) in excess of a net 10% return to Watford after deduction for paid and accrued management fees and base performance fees, with the total performance fees not to exceed 17.5% of the Income or Aggregate Income, as applicable. Performance fees are only paid to HPS on increases in the value of our non-investment grade portfolio that are in excess of the high-water mark (as described in the non-investment grade investment management agreement with HPS) and no performance fees will be paid to HPS if the high-water mark is not met.

Our services agreements with AUL or AUI, as applicable, and investment management agreements with HPS related to our non-investment grade portfolio contain a provision that each must agree to any amendment of the other’s underwriting guidelines or non-investment grade investment guidelines, as applicable.

In addition to its management of our non-investment grade portfolio, pursuant to an account management agreement incorporating investment grade investment guidelines, HPS manages a portion of our investment grade portfolio as a recently created separate managed account. HPS earns a management fee of 0.60% per annum on the assets in this separate managed account. Our investment grade account management agreement with HPS does not have a performance fee component for this separate managed account.

In addition, as described under “Agreements with Arch—Services Agreements—Services Agreements with Our Operating Subsidiaries,” HPS shares a portion of the management fees and performance fees with Arch pursuant to a fee sharing agreement, such that Arch and HPS each share in the combined fee revenues of the two parties with respect to the services that they provide to Watford Re. We pay each of Arch and HPS the fees due under the respective services agreements and investment management agreements, as applicable, and the fee sharing agreement does not affect the total amount of fees that we pay; we do not monitor, and we are not made aware of, the actual sharing payments between Arch and HPS.

As of December 31, 2019, we had $1.9 billion of gross non-investment grade corporate credit assets and $83.3 million of investment grade assets managed by HPS.

The table below provides the aggregate management fees and performance fees incurred under all investment management agreements with HPS for the year ended December 31, 2019.

Year Ended December 31, 2019
($ in thousands)
Investment management fees - related parties	$17,330
Investment performance fees - related parties	12,191
Aggregate fees under investment management agreements	$29,521
Other Agreements

In connection with the Private Placements (as defined below), HPS received warrants to acquire our common shares. The warrants expired unexercised on March 25, 2020. See “—The Private Placements—Warrants” below.

The Private Placements

Common and Preference Shares

In March 2014, we issued and sold an aggregate of 22,682,875 common shares at a price per share of $40.00 for an aggregate purchase price of $907.3 million (the “Common Share Private Placement”) and an aggregate of 9,065,200 8½% cumulative redeemable preference shares (the “Preference Shares”) at a price per share of $24.50 for an aggregate purchase price of $222.1 million (the “Preference Share Private Placement” and, together with the Common Share Private Placement, the “Private Placement”).

The following table sets forth the number of common shares that were purchased by our directors, executive officers and 5% common shareholders and their affiliates in the Private Placement:

	Number of common shares	Aggregate purchase price for common shares ($)
Arch Reinsurance Ltd.	2,500,000	$100,000,000
John F. Rathgeber	12,500	500,000
Walter Harris	27,500	1,100,000
Nicolas Papadopoulo	62,500	2,500,000
Maamoun Rajeh	12,500	500,000
Laurence B. Richardson, II	2,500	100,000
None of our directors or executive officers, any of their affiliates, or any 5% common shareholder directly owns any of our Preference Shares. A subsidiary of Arch Reinsurance Ltd. owns an aggregate of 141,985 Preference Shares, or approximately 6.6% of our Preference Shares, and such subsidiary received preferred dividends totaling $902,000 during the fiscal year ended December 31, 2019. In August 2019, we redeemed 6,919,998 of our outstanding Preference Shares, and, in connection with such redemption, we redeemed 458,015 of the Preference Shares then held by the subsidiary of Arch Reinsurance Ltd. (see "-Senior Notes Issuance" below).

Warrants

In March 2014, in connection with the Private Placements, we issued to ARL warrants to purchase up to 975,503 of our common shares and to HPS warrants to purchase up to 729,188 of our common shares. The warrants expired on March 25, 2020 without being exercised.

Common Shareholders Agreement

All of the holders of our common shares who acquired their shares prior to the Listing are party to a Common Shareholders Agreement, which contains provisions that govern the rights and obligations of the common shareholders as security holders, including, but not limited to corporate governance and other matters as described below and set out in the Common Shareholders Agreement.

Arch Board Seats

For a discussion of Arch’s right to appoint individuals as directors on the Board of Directors, see “Board of Directors, Executive Officers and Corporate Governance—Director Appointments.”

For so long as Arch is entitled to appoint at least one director to the Board of Directors, the affirmative vote of at least one director appointed by Arch is required for the Board of Directors to take any action to: (i) increase the number of members of the Board of Directors; (ii) form or create any subsidiaries or branches; (iii) change our name or the name of any of our subsidiaries; and (iv) appoint or remove or replace our Chief Executive Officer or the Chief Executive Officer of any of our subsidiaries.

In addition, Arch is entitled to have at least one director appointed by Arch serve on each committee of the board of directors; provided, that the director appointed by Arch that serves on any committee of the Board of Directors that is subject to independence requirements for membership on such committee under the Exchange Act or the rules and regulations of the Nasdaq Stock Market must be a person that satisfies such independence requirements.

Directors appointed by Arch are not entitled to vote upon matters before the Board of Directors that relate to:  (i) the services agreements with Arch or other matters directly and primarily affecting Arch in a capacity other than as a shareholder or director; or (ii) the termination of the investment management agreement between HPS and Watford Re, or any amendments to the fee arrangements contained therein. A director appointed by Arch may be removed at any time without cause by Arch or for cause in accordance with the Bye-laws.

Unless sooner terminated in accordance with its terms or extended by the parties, the Common Shareholders Agreement will terminate on March 28, 2029.

Common Share Registration Rights Agreement

All of the holders of our common shares who acquired their shares prior to the Listing are party to a common share registration rights agreement (the “Common Share Registration Rights Agreement”) which contains provisions that govern the rights and obligations of such common shareholders and holders of our warrants as security holders with respect to any registration of our common shares, including granting all such common shareholders and holders of warrants “piggyback” registration rights to include securities in a registration statement of ours filed with the SEC under the Securities Act of 1933, as amended (the “Securities Act”).

“Piggyback” Registration Rights

The common shareholders and holders of warrants that are parties to the Common Share Registration Rights Agreement are entitled to unlimited “piggyback” registration rights for offerings of common shares for so long as they remain issued and outstanding and continue to constitute Registrable Securities (as such term is defined in the Common Share Registration Rights Agreement) (which Registrable Securities will cease to be such once such securities may be resold under Rule 144).

Shelf Registrations

At such time as we have qualified to register our securities on Form S-3 or any successor form, Arch will have the right to (i) request that we file a shelf registration statement with respect to the Registrable Securities held by the common shareholders and warrant holders that are parties to the Common Share Registration

Rights Agreement and (ii) deliver up to three (3) shelf take-down notices for underwritten secondary offerings of the securities owned by it and included in such shelf registration statement.

Preference Shareholders Agreement

All of the holders of our Preference Shares who acquired their shares prior to the listing of our Preference Shares on the Nasdaq Global Select Market on June 27, 2019 (the “Preference Share Listing”) are party to a preference shareholders agreement (the “Preference Shareholders Agreement”) which contains provisions that govern the rights and obligations of the preference shareholders as security holders, including, but not limited to, corporate governance and other matters as set out in the Preference Shareholders Agreement.

Preference Share Registration Rights Agreement

All of the holders of our Preference Shares who acquired their shares prior to the Preference Share Listing are party to a preference share registration rights agreement (the “Preference Share Registration Rights Agreement”) which contains provisions that govern the rights and obligations of our preference shareholders as security holders with respect to any registration of our Preference Shares, including granting all such preference shareholders “piggyback” registration rights to include securities in a registration statement of ours filed with the SEC under the Securities Act.

“Piggyback” Registration Rights

The preference shareholders are entitled to unlimited “piggyback” registration rights for offerings of our Preference Shares for so long as they remain issued and outstanding and continue to constitute Registrable Securities (as such term is defined in the Preference Share Registration Rights Agreement) (which Registrable Securities will cease to be such once such securities may be resold under Rule 144).

Senior Note Issuance

On July 2, 2019, we completed an offering of $175 million in aggregate principal amount of our 6.5% senior notes due 2029 (the “Notes”) in a private offering conducted pursuant to Rule 144A and Regulation S under the Securities Act. Affiliates of Arch purchased $35 million in aggregate principal amount of the Notes in this offering.

On August 1, 2019, we partially redeemed of 6,919,998 of our issued and outstanding Preference Shares with the net proceeds from the offering of the Notes for an aggregate redemption price of approximately $174.4 million. In connection with this redemption, we redeemed 458,015 Preference Shares owned by a subsidiary of Arch Reinsurance Ltd. for an aggregate redemption price of approximately $11.5 million.

Employment Agreements

We are party to employment agreements with our executive officers. For additional information, see “Executive Compensation—Narrative to Summary Compensation Table—Executive Employment Agreements.”

Equity Awards

In connection with and following the Listing, we issued restricted share units to our executive officers and common shares to our independent directors. In connection with the restricted share unit awards, we entered into restricted share unit award agreements with each executive officer. For additional information, see “Board of Directors, Executive Officers and Corporate Governance—Director Compensation” and “Executive Compensation—Narrative to Summary Compensation Table—Executive Employment Agreements.”

Indemnification Agreements

We have entered into indemnification agreements with each of our officers and directors to indemnify them against certain liabilities and expenses arising from their being an officer or director. The indemnification agreements provide that we will indemnify, defend and hold harmless our directors and officers to the maximum possible extent permitted by law from, and pay on behalf of such directors and officers, all expenses incurred because of any claim or claims made against him or her or involving him or her in a proceeding, (a) by reason of the fact that he or she is or was a director and/or officer or (b) related to or arising out of anything done or not done by such director or officer in any such capacity; provided, that we shall not be obligated to make any advance payment of expenses to any director or officer (a) resulting from a claim that such director or officer gained in fact any personal profit or advantage to which he or she was not legally entitled or (b) brought about or contributed to by the fraud or dishonesty of the director or officer seeking payment.

WATFORD RE LTD. – DESIGNATED SUBSIDIARY DIRECTORS

Pursuant to Bye-law 77 of the Bye-laws, the Board of Directors may designate any subsidiary of the Company that is not a corporation organized under the laws of the United States or any state (or limited liability company organized under the laws of the United States or any state that is taxable as a corporation for United States federal income tax purposes) or that is not treated as a pass-through vehicle or disregarded entity for United States federal income tax purposes (unless such disregarded entity owns, directly or indirectly, any subsidiary organized under the laws of a jurisdiction outside the United States that is treated as a corporation for United States federal income tax purposes) as a “Designated Subsidiary.” The board of directors of any Designated Subsidiary must consist of persons who have been elected by the Company’s shareholders as Designated Subsidiary directors (the “Designated Subsidiary Directors”).

If the Company is required or entitled to vote at a general meeting of any Designated Subsidiary, the Board of Directors must refer the subject matter of the vote (other than the appointment, removal and remuneration of auditors and the approval of financial statements and reports thereon) to the Company’s shareholders and seek instruction from the Company’s shareholders for the Company’s corporate representative or proxy to vote either in favor of or against the resolution proposed by such Designated Subsidiary. The Board of Directors is required to cause the Company’s corporate representative or proxy to vote the Company’s shares in the Designated Subsidiary pro rata to the votes received at the general meeting of the Company, with votes for or against the directing resolution being taken, respectively, as an instruction for the Company’s corporate representative or proxy to vote the appropriate proportion of its shares for and the appropriate proportion of its shares against the resolution proposed by the Designated Subsidiary.

The Board of Directors has designated Watford Re as a Designated Subsidiary. As such, the board of directors of Watford Re must consist of Designated Subsidiary Directors.

Deborah DeCotis, Elizabeth Gile, Walter Harris, Garth Lorimer Turner, Thomas Miller, Nicolas Papadopoulo, Maamoun Rajeh and John Rathgeber have been nominated to serve as Designated Subsidiary Directors of Watford Re until the 2021 annual general meeting of the Company. Unless authority to vote for a nominee is withheld, the enclosed proxy will be voted for the nominee, except that the persons designated as proxies reserve discretion to cast their votes for other persons in the unanticipated event that the nominee is unable or declines to serve.

The biographical information for each of the nominees is included under the headings “Board of Directors, Executive Officer and Corporate Governance—Information Regarding the Nominees for Election to the Board of Directors” on page 15 and “Board of Directors, Executive Officer and Corporate Governance—Continuing Directors” on page 13.

PROPOSALS TO BE VOTED ON BY WATFORD HOLDINGS LTD. SHAREHOLDERS AT THE MEETING
PROPOSAL NO. 1

ELECTION OF DIRECTORS
TO ELECT THREE CLASS II DIRECTORS TO THE BOARD OF DIRECTORS TO SERVE FOR A TERM EXPIRING IN 2023 OR UNTIL EACH SUCH DIRECTOR’S SUCCESSOR HAS BEEN DULY ELECTED AND QUALIFIED, OR SUCH DIRECTOR’S EARLIER REMOVAL, DEATH, DISABILITY, DISQUALIFICATION OR RESIGNATION.

Garth Lorimer Turner, Elizabeth Gile and Thomas Miller have been nominated for election as Class II directors to serve for terms that will expire at the 2023 annual general meeting of the Company, or, alternatively, when their respective successors have been duly elected and qualified or upon their respective earlier removal, death, disability, disqualification or resignation. The proxy will be voted in accordance with the directions thereon or, if no directions are indicated, the proxy will be voted for the election of the three director nominees named above. The Board has proposed and recommended that each nominee be elected to hold office as described above.

If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a director the persons named in the accompanying proxy will vote in their discretion for such nominee, if any, as may be recommended by the Board of Directors, or the Board of Directors may reduce the number of directors to eliminate the vacancy.

At the Annual General Meeting, two or more persons present at the start of the meeting and representing in person or by proxy in excess of 50% of the total voting rights of all issued and outstanding shares in the Company shall form a quorum for election of the Class I directors; provided, however, that no shareholder may participate in any general meeting during which that shareholder (or, if any shareholder is an entity, its representative) is physically present in the United States. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. Each director will be elected by a plurality of the votes cast in the election of directors at the Annual General Meeting, either in person or represented by properly authorized proxy. This means that the three nominees who receive the largest number of “FOR” votes cast will be elected as directors. For further information, see the answers to the questions “What is the quorum requirement for the Annual General Meeting?” on page 6 and “What is the voting requirement to approve each of the proposals?” on page 7.

Nominees

The age, business experience and directorships in other companies of the three nominees for election are set forth herein under the heading “Board of Directors, Executive Officer and Corporate Governance—Information Regarding the Nominees for Election to the Board of Directors” on page 15.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF GARTH LORIMER TURNER, ELIZABETH GILE AND THOMAS MILLER AS CLASS II DIRECTORS.

PROPOSAL NO. 2
ELECTION OF DESIGNATED COMPANY DIRECTORS OF WATFORD RE LTD.

TO ELECT CERTAIN INDIVIDUALS AS DESIGNATED COMPANY DIRECTORS OF WATFORD RE LTD., AS REQUIRED BY THE BYE-LAWS.
Deborah DeCotis, Elizabeth Gile, Walter Harris, Garth Lorimer Turner, Thomas Miller, Nicolas Papadopoulo, Maamoun Rajeh and John Rathgeber have been nominated for election as Designated Company Directors of Watford Re Ltd.

Each Designated Company Director will hold office for a one-year term that will expire at the annual general meeting to be held in 2021 or, alternatively, when their respective successors have been duly elected and qualified or upon their respective earlier removal, death, disability, disqualification or resignation. The proxy will be voted in accordance with the directions thereon or, if no directions are indicated, the proxy will be voted for the election of the Designated Company Director nominees named above.

If any nominee shall, prior to the Annual General Meeting, become unavailable for election as a Designated Company Director, the persons named in the accompanying proxy will vote in their discretion for such nominee, if any, as may be recommended by the Board of Directors.

At the Annual General Meeting, two or more persons present at the start of the meeting and representing in person or by proxy in excess of 50% of the total voting rights of all issued and outstanding shares in the Company shall form a quorum for election of the Designated Company Directors; provided, however, that no shareholder may participate in any general meeting during which that shareholder (or, if any shareholder is an entity, its representative) is physically present in the United States. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. Election of the Designated Company Directors at the Annual General Meeting will be decided by a simple majority of the votes cast.

Nominees
The age, business experience and directorships in other companies of the nominees for election as Designated Company Directors are set forth herein under the headings “Board of Directors, Executive Officer and Corporate Governance—Information Regarding the Nominees for Election to the Board of Directors” on page 15 and “Board of Directors, Executive Officer and Corporate Governance—Continuing Directors” on page 13.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF DEBORAH DECOTIS, ELIZABETH GILE, WALTER HARRIS, GARTH LORIMER TURNER, THOMAS MILLER, NICOLAS PAPADOPOULO, MAAMOUN RAJEH AND JOHN RATHGEBER AS DESIGNATED COMPANY DIRECTORS.

PROPOSAL NO. 3

APPOINTMENT OF INDEPENDENT AUDITOR

TO APPOINT PRICEWATERHOUSECOOPERS LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR TO SERVE FROM THE CONCLUSION OF THE ANNUAL GENERAL MEETING UNTIL THE CONCLUSION OF THE ANNUAL GENERAL MEETING TO BE HELD IN 2021, AND TO AUTHORIZE THE BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.

The Board of Directors proposes and recommends that the shareholders appoint the firm of PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company’s independent auditor to serve from the conclusion of the Annual General Meeting until the conclusion of the annual general meeting to be held in 2021. PricewaterhouseCoopers Ltd. has served as the Company’s independent auditor from the inception of Watford Holdings Ltd. to the present. A representative of PricewaterhouseCoopers Ltd. will attend the Annual General Meeting and will have an opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions. The Board of Directors also proposes and recommends that the shareholders vote to authorize the Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration.

Two or more persons present at the start of the Annual General Meeting and representing in person or by proxy in excess of 50% of the total voting rights of all issued and outstanding shares in the Company shall form a quorum for the appointment of PricewaterhouseCoopers Ltd. at the Annual General Meeting.

At the Annual General Meeting, two or more persons present at the start of the meeting and representing in person or by proxy in excess of 50% of the total voting rights of all issued and outstanding shares in the Company shall form a quorum for the appointment of PricewaterhouseCoopers Ltd.as the Company’s independent auditor; provided, however, that no shareholder may participate in any general meeting during which that shareholder (or, if any shareholder is an entity, its representative) is physically present in the United States. If a quorum is not present, the Annual General Meeting may be adjourned from time to time until a quorum is obtained. The appointment of PricewaterhouseCoopers Ltd. at the Annual General Meeting will be decided by a simple majority of the votes cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LTD., AN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AS THE COMPANY’S INDEPENDENT AUDITOR TO SERVE FROM THE CONCLUSION OF THE ANNUAL GENERAL MEETING UNTIL THE CONCLUSION OF THE ANNUAL GENERAL MEETING TO BE HELD IN 2021, AND AUTHORIZE THE BOARD OF DIRECTORS, ACTING BY THE AUDIT COMMITTEE, TO DETERMINE THE INDEPENDENT AUDITOR’S REMUNERATION.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual general meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual general meeting materials or Notice of Internet Availability of Proxy Materials to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are Watford Holdings Ltd. shareholders will be “householding” the Company’s proxy materials. A single set of annual general meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual general meeting materials, please notify your broker or Watford Holdings Ltd. Direct your written request to Company Secretary, Watford Holdings Ltd., Waterloo House, 1st Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda and your telephonic request to +1 (441) 278-3455. Shareholders who currently receive multiple copies of the annual general meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

Neither the Board of Directors nor management intend to bring before the Annual General Meeting any business other than the matters referred to in the Notice of 2020 Annual General Meeting of Shareholders and this Proxy Statement. If any other business should come properly before the Annual General Meeting, or any adjournment thereof, the proxy holders will vote on such matters at their discretion.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

See “Board of Directors, Executive Officers and Corporate Governance—Candidates Nominated by Shareholders and Other Shareholder Proposals” for a discussion of the requirements, and deadlines, for submitting shareholder proposals for the 2020 annual general meeting of shareholders for inclusion in the Company’s proxy statement.

Other than the three proposals described in this Proxy Statement, the Company does not expect any matters to be presented for a vote at the Annual General Meeting. If you grant a proxy, the persons named as proxy holders on the Proxy Card will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual General Meeting. If for any unforeseen reason, any one or more of the Company’s nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

The Chairman of the Annual General Meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person(s) not made in compliance with the foregoing procedures.

PROXY – WATFORD HOLDINGS LTD.

Proxy Solicited by Board of Directors for the Annual General Meeting of Shareholders on June 12, 2020
Walter Harris and Jonathan Levy or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual General Meeting of Watford Holdings Ltd. to be held on June 12, 2020 or at any postponement or adjournment thereof.
Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees and FOR Proposal No. 3.
PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE.

SEE REVERSE SIDE	SEE REVERSE SIDE

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Using a black ink pen, mark your votes with an ☒ as shown in this example. Please do not write outside the designated areas.

Annual General Meeting Proxy Card

A	–	Proposals – The Board of Directors unanimously recommends a vote “FOR” the nominees listed for Proposal No. 1 and “FOR” Proposals No. 2 and 3.
☐ Mark here to vote as the Board recommends.

1.
To elect three Class II directors to the Company’s board of directors to serve for a term expiring in 2023, or until each such director’s successor has been duly elected and qualified, or such director’s earlier removal, death, disability, disqualification or resignation.

01 – Garth Lorimer Turner	02 – Elizabeth Gile	03 – Thomas Miller
☐ Mark here to vote FOR ☐ Mark here to withhold ☐ For all EXCEPT – To withhold authority to vote all nominees. vote from all nominees. for a nominee, write the name of such nominee below.

2.	To elect certain individuals as Designated Co mpany Directors (as defined in the Proxy Statement) of Watford Re. Ltd, as required by the Company’s Bye-laws.

FOR	AGAINST	ABSTAIN
☐ ☐ ☐

3.
To re-appoint PricewaterhouseCoopers Ltd., an independent registered public accounting firm, as the Company’s independent auditor to serve from the conclusion of the Annual General Meeting until the conclusion of the annual general meeting to be held in 2021, and to authorize the Board of Directors, acting by the Company’s audit committee, to determine the independent auditor’s remuneration.

FOR	AGAINST	ABSTAIN
☐ ☐ ☐

B	–	Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below.
Please sign exactly as name appears hereon. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.